                                                                   EXHIBIT 10.4*

                                                                  EXECUTION COPY

                              SECURITY AGREEMENT dated as of August 4, 1999,
                        among SEMICONDUCTOR COMPONENTS INDUSTRIES, LLC, a Delaware limited liability company (the "Borrower"), SCG HOLDING CORPORATION, a Delaware corporation ("Holdings"), each subsidiary of Holdings listed on
                        Schedule I hereto (each such subsidiary individually a "Subsidiary" or a "Guarantor" and, collectively, the "Subsidiaries" or, with Holdings, the "Guarantors"; the Guarantors and the Borrower are referred to collectively herein as the "Grantors") and THE CHASE MANHATTAN BANK, a New York banking corporation ("Chase"), as collateral agent (in such capacity, the "Collateral Agent") for the Secured Parties (as defined herein).

      Reference is made to (a) the Credit Agreement dated as of August 4, 1999 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Borrower, Holdings, the lenders from time to time party thereto (the "Lenders"), Chase, as administrative agent for the Lenders (in such capacity, the "Administrative Agent"), and Credit Lyonnais New York Branch, DLJ Capital Funding, Inc. and Lehman Commercial Paper Inc., as co-documentation agents and (b) the Guarantee Agreement dated as of August 4, 1999 (as amended, supplemented or otherwise modified from time to time, the "Guarantee Agreement"), among the Guarantors and the Collateral Agent.

      The Lenders have agreed to make Loans to the Borrower, and the Issuing Bank has agreed to issue Letters of Credit for the account of the Borrower, pursuant to, and upon the terms and subject to the conditions specified in, the Credit Agreement. Each of the Guarantors has agreed to guarantee, among other things, all the obligations of the Borrower under the Credit Agreement. The obligations of the Lenders to make Loans and of the Issuing Bank to issue Letters of Credit are conditioned upon, among other things, the execution and delivery by the Grantors of an agreement in the form hereof to secure (a) the due and punctual payment of (i) the principal of and premium, if any, and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Loans, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, (ii) each payment required to be made by the Borrower under the Credit Agreement in respect of any Letter of Credit, when and as due, including payments in respect of reimbursement of disbursements made by the Issuing Bank with respect thereto, interest thereon and obligations to provide, under certain circumstances, cash collateral in connection therewith and (iii) all other monetary obligations, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), of the Loan Parties to the Secured Parties under the Credit Agreement and the other Loan Documents, (b) the due and punctual performance of all covenants, agreements, obligations and liabilities of the Loan Parties under or pursuant to the Credit Agreement and the other Loan Documents, (c) unless otherwise agreed to in writing by the applicable Lender party thereto, the due and punctual payment and performance of all obligations of the Borrower or any other Loan Party, monetary or otherwise, under each Hedging Agreement entered into with a counterparty that was a Lender (or an Affiliate of a Lender) at the time such Hedging Agreement was entered into and
(d) the due and punctual payment and performance of all obligations in respect of overdrafts and related liabilities owed to the Administrative Agent or any of its Affiliates and arising from

---------------

* Confidential Information in this Exhibit 10.4 has been omitted and filed separately with the Securities and Exchange Commission.

treasury, depositary and cash management services in connection with any automated clearing house transfers of funds (all the monetary and other obligations described in the preceding clauses (a) through (d) being collectively called the "Obligations").

      Accordingly, the Grantors and the Collateral Agent, on behalf of itself and each Secured Party (and each of their respective successors or assigns), hereby agree as follows:

                                    ARTICLE I

                                   Definitions

      SECTION 1.01. Definition of Terms Used Herein. Unless the context otherwise requires, all capitalized terms used but not defined herein shall have the meanings set forth in the Credit Agreement.

      SECTION 1.02. Definition of Certain Terms Used Herein. As used herein, the following terms shall have the following meanings:

      "Account Debtor" shall mean any Person who is or who may become obligated to any Grantor under, with respect to or on account of an Account.

      "Accounts" shall mean all "accounts" (as defined in the Uniform Commercial Code as in effect in the State of New York ("UCC")) of any Grantor and shall include any and all right, title and interest of any Grantor to payment for goods and services sold or leased, including any such right evidenced by chattel paper, whether due or to become due, whether or not it has been earned by performance, and whether now or hereafter acquired or arising in the future, including accounts receivable from Affiliates of the Grantors.

      "Accounts Receivable" shall mean all Accounts and all right, title and interest in any returned goods, together with all rights, titles, securities and guarantees with respect thereto, including any rights to stoppage in transit, replevin, reclamation and resales, and all related security interests, liens and pledges, whether voluntary or involuntary, in each case whether now existing or owned or hereafter arising or acquired.

      "Collateral" shall mean all (a) Accounts Receivable, (b) Documents, (c) Equipment, (d) General Intangibles, (e) Inventory, (f) cash and cash accounts,
(g) Investment Property and (h) Proceeds.

      "Commodity Account" shall mean an account maintained by a Commodity Intermediary in which a Commodity Contract is carried out for a Commodity Customer.

      "Commodity Contract" shall mean a commodity futures contract, an option on a commodity futures contract, a commodity option or any other contract that, in each case, is (a) traded on or subject to the rules of a board of trade that has been designated as a contract market for such a contract pursuant to the federal commodities laws or (b) traded on a foreign commodity board of trade, exchange or market, and is carried on the books of a Commodity Intermediary for a Commodity Customer.

      "Commodity Customer" shall mean a Person for whom a Commodity Intermediary carries a Commodity Contract on its books.


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      "Commodity Intermediary" shall mean (a) a Person who is registered as a futures commission merchant under the federal commodities laws or (b) a Person who in the ordinary course of its business provides clearance or settlement services for a board of trade that has been designated as a contract market pursuant to federal commodities laws.

      "Copyright License" shall mean any written agreement, now or hereafter in effect, granting any right to any third party under any Copyright now or hereafter owned by any Grantor or which such Grantor otherwise has the right to license, or granting any right to such Grantor under any Copyright now or hereafter owned by any third party, and all rights of such Grantor under any such agreement.

      "Copyrights" shall mean all of the following: (a) all copyright rights in any work subject to the copyright laws of the United States or any other country, whether as author, assignee, transferee or otherwise, and (b) all registrations and applications for registration of any such copyright in the United States or any other country, including registrations, recordings, supplemental registrations and pending applications for registration in the United States Copyright Office, including those listed on Schedule II.

      "Credit Agreement" shall have the meaning assigned to such term in the preliminary statement of this Agreement.

      "Documents" shall mean all instruments, files, records, ledger sheets and documents covering or relating to any of the Collateral.

      "Entitlement Holder" shall mean a Person identified in the records of a Securities Intermediary as the Person having a Security Entitlement against the Securities Intermediary. If a Person acquires a Security Entitlement by virtue of Section 8-501(b)(2) or (3) of the Uniform Commercial Code, such Person is the Entitlement Holder.

      "Equipment" shall mean "equipment" (as defined in the UCC) of any Grantor and shall include all equipment, furniture and furnishings, and all tangible personal property similar to any of the foregoing, including tools, parts and supplies of every kind and description, and all improvements, accessions or appurtenances thereto, that are now or hereafter owned by any Grantor. The term Equipment shall include Fixtures.

      "Financial Asset" shall mean (a) a Security, (b) an obligation of a Person or a share, participation or other interest in a Person or in property or an enterprise of a Person, which is, or is of a type, dealt with in or traded on financial markets, or which is recognized in any area in which it is issued or dealt in as a medium for investment or (c) any property that is held by a Securities Intermediary for another Person in a Securities Account if the Securities Intermediary has expressly agreed with the other Person that the property is to be treated as a Financial Asset under Article 8 of the Uniform Commercial Code. As the context requires, the term Financial Asset shall mean either the interest itself or the means by which a Person's claim to it is evidenced, including a certificated or uncertificated Security, a certificate representing a Security or a Security Entitlement.

      "Fixtures" shall mean all items of Equipment, whether now owned or hereafter acquired, of any Grantor that become so related to particular real estate that an interest in them arises under any real estate law applicable thereto.

      "General Intangibles" shall mean all "general intangibles" (as defined in the UCC) of any Grantor and shall include choses in action and causes of action and all other assignable intangible personal property of any Grantor of every kind and nature (other than Accounts Receivable) now owned


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or hereafter acquired by any Grantor, including corporate or other business records, indemnification claims, contract rights (including rights under leases, whether entered into as lessor or lessee, Hedging Agreements and other agreements), Intellectual Property, goodwill, registrations, franchises, tax refund claims and any letter of credit, guarantee, claim, security interest or other security held by or granted to any Grantor to secure payment by an Account Debtor of any of the Accounts Receivable.

      "Intellectual Property" shall mean all intellectual and similar property of any Grantor of every kind and nature now owned or hereafter acquired by any Grantor, including inventions, designs, Patents, Copyrights, Licenses, Trademarks, trade secrets, confidential or proprietary technical and business information, know-how, show-how or other data or information, software and databases and all embodiments or fixations thereof and related documentation, registrations and franchises, and all additions, improvements and accessions to, and books and records describing or used in connection with, any of the foregoing.

      "Inventory" shall mean "inventory" (as defined in the UCC) of any Grantor and shall include all goods of any Grantor, whether now owned or hereafter acquired, held for sale or lease, or furnished or to be furnished by any Grantor under contracts of service, or consumed in any Grantor's business, including raw materials, intermediates, work in process, packaging materials, finished goods, semi-finished inventory, scrap inventory, manufacturing supplies and spare parts, and all such goods that have been returned to or repossessed by or on behalf of any Grantor.

      "Investment Property" shall mean all Securities (whether certificated or uncertificated), Security Entitlements, Securities Accounts, Commodity Contracts and Commodity Accounts of any Grantor, whether now owned or hereafter acquired by any Grantor.

      "License" shall mean any Patent License, Trademark License, Copyright License or other license or sublicense to which any Grantor is a party, including those listed on Schedule III (other than those license agreements in existence on the date hereof and listed on Schedule III and those license agreements entered into after the date hereof, which by their terms prohibit assignment or a grant of a security interest by such Grantor as licensee thereunder).

      "Obligations" shall have the meaning assigned to such term in the preliminary statement of this Agreement.

      "Patent License" shall mean any written agreement, now or hereafter in effect, granting to any third party any right to make, use or sell any invention on which a Patent, now or hereafter owned by any Grantor or which any Grantor otherwise has the right to license, is in existence, or granting to any Grantor any right to make, use or sell any invention on which a Patent, now or hereafter owned by any third party, is in existence, and all rights of any Grantor under any such agreement.

      "Patents" shall mean all of the following now owned or hereafter acquired by any Grantor: (a) all letters patent of the United States or any other country, all registrations and recordings thereof, and all applications for letters patent of the United States or any other country, including registrations, recordings and pending applications in the United States Patent and Trademark Office or any similar offices in any other country, including those listed on Schedule IV, and (b) all reissues, continuations, divisions, continuations-in-part, renewals or extensions thereof, and the inventions disclosed or claimed therein, including the right to make, use and/or sell the inventions disclosed or claimed therein.


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      "Perfection Certificate" shall mean a certificate substantially in the form of Annex 2 hereto, completed and supplemented with the schedules and attachments contemplated thereby, and duly executed by an executive officer or Financial Officer of Holdings.

      "Proceeds" shall mean "proceeds" (as defined in the UCC) of any Grantor and shall include any consideration received from the sale, exchange, license, lease or other disposition of any asset or property that constitutes Collateral, any value received as a consequence of the possession of any Collateral and any payment received from any insurer or other Person or entity as a result of the destruction, loss, theft, damage or other involuntary conversion of whatever nature of any asset or property which constitutes Collateral, and shall include , (a) any claim of any Grantor against any third party for (and the right to sue and recover for and the rights to damages or profits due or accrued arising out of or in connection with) (i) past, present or future infringement of any Patent now or hereafter owned by any Grantor, or licensed under a Patent License, (ii) past, present or future infringement or dilution of any Trademark now or hereafter owned by any Grantor or licensed under a Trademark License or injury to the goodwill associated with or symbolized by any Trademark now or hereafter owned by any Grantor, (iii) past, present or future breach of any License and
(iv) past, present or future infringement of any Copyright now or hereafter owned by any Grantor or licensed under a Copyright License and (b) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

      "Secured Parties" shall mean (a) the Lenders, (b) the Issuing Bank, (c) the Administrative Agent, (d) the Collateral Agent, (e) each counterparty to a Hedging Agreement entered into with the Borrower or any Loan Party if such counterparty was a Lender (or an Affiliate of a Lender) at the time the Hedging Agreement was entered into, (f) the beneficiaries of each indemnification obligation undertaken by any Grantor under any Loan Document and (g) the successors and assigns of each of the foregoing.

      "Securities" shall mean any obligations of an issuer or any shares, participations or other interests in an issuer or in property or an enterprise of an issuer which (a) are represented by a certificate representing a security in bearer or registered form, or the transfer of which may be registered upon books maintained for that purpose by or on behalf of the issuer, (b) are one of a class or series or by its terms is divisible into a class or series of shares, participations, interests or obligations and (c)(i) are, or are of a type, dealt with or traded on securities exchanges or securities markets or (ii) are a medium for investment and by their terms expressly provide that they are a security governed by Article 8 of the Uniform Commercial Code.

      "Securities Account" shall mean an account to which a Financial Asset is or may be credited in accordance with an agreement under which the Person maintaining the account undertakes to treat the Person for whom the account is maintained as entitled to exercise rights that comprise the Financial Asset.

      "Security Entitlements" shall mean the rights and property interests of an Entitlement Holder with respect to a Financial Asset.

      "Security Interest" shall have the meaning assigned to such term in
Section 2.01.

      "Security Intermediary" shall mean (a) a clearing corporation or (b) a Person, including a bank or broker, that in the ordinary course of its business maintains securities accounts for others and is acting in that capacity.

      "Trademark License" shall mean any written agreement, now or hereafter in effect, granting to any third party any right to use any Trademark now or hereafter owned by any Grantor or which any


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Grantor otherwise has the right to license, or granting to any Grantor any right to use any Trademark now or hereafter owned by any third party, and all rights of any Grantor under any such agreement.

      "Trademarks" shall mean all of the following: (a) all trademarks, service marks, trade names, corporate names, company names, business names, fictitious business names, trade styles, trade dress, logos, other source or business identifiers, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all registration and recording applications filed in connection therewith, including registrations and registration applications in the United States Patent and Trademark Office, any State of the United States or any similar offices in any other country or any political subdivision thereof, and all extensions or renewals thereof, including those listed on Schedule V, (b) all goodwill associated therewith or symbolized thereby and (c) all other assets, rights and interests that uniquely reflect or embody such goodwill.

      SECTION 1.03. Rules of Interpretation. The rules of interpretation specified in Section 1.03 of the Credit Agreement shall be applicable to this Agreement.

                                   ARTICLE II

                                Security Interest

      SECTION 2.01. Security Interest. As security for the payment or performance, as the case may be, in full of the Obligations, each Grantor hereby bargains, sells, conveys, assigns, sets over, mortgages, pledges, hypothecates and transfers to the Collateral Agent, its successors and assigns, for the ratable benefit of the Secured Parties, and hereby grants to the Collateral Agent, its successors and assigns, for the ratable benefit of the Secured Parties, a security interest in, all of such Grantor's right, title and interest in, to and under the Collateral (the "Security Interest"). Without limiting the foregoing, the Collateral Agent is hereby authorized to file one or more financing statements (including fixture filings), continuation statements, filings with the United States Patent and Trademark Office or United States Copyright Office (or any successor office or any similar office in any other country) or other documents for the purpose of perfecting, confirming, continuing, enforcing or protecting the Security Interest granted by each Grantor, without the signature of any Grantors, and naming any Grantor or the Grantors as debtors and the Collateral Agent as secured party.

      SECTION 2.02. No Assumption of Liability. The Security Interest is granted as security only and shall not subject the Collateral Agent or any other Secured Party to, or in any way alter or modify, any obligation or liability of any Grantor with respect to or arising out of the Collateral.


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                                   ARTICLE III

                         Representations and Warranties

      The Grantors jointly and severally represent and warrant to the Collateral Agent and the Secured Parties that:

      SECTION 3.01. Title and Authority. Each Grantor has good and valid rights in and title to the Collateral with respect to which it has purported to grant a Security Interest hereunder and has full power and authority to grant to the Collateral Agent the Security Interest in such Collateral pursuant hereto and to execute, deliver and perform its obligations in accordance with the terms of this Agreement, without the consent or approval of any other Person other than any consent or approval which has been obtained.

      SECTION 3.02. Filings. (a) The Perfection Certificate has been duly prepared, completed and executed and the information set forth therein is correct and complete in all material respects. Fully executed Uniform Commercial Code financing statements (including fixture filings, as applicable) or other appropriate filings, recordings or registrations containing a description of the Collateral have been delivered to the Collateral Agent for filing in each governmental, municipal or other office specified in Schedule 6 to the Perfection Certificate, which are all the filings, recordings and registrations (other than filings required to be made in the United States Patent and Trademark Office and the United States Copyright Office in order to perfect the Security Interest in Collateral consisting of United States Patents, Trademarks and Copyrights) that are necessary to publish notice of and protect the validity of and to establish a legal, valid and perfected security interest in favor of the Collateral Agent (for the ratable benefit of the Secured Parties) in respect of all Collateral in which the Security Interest may be perfected by filing, recording or registration in the United States (or any political subdivision thereof) and its territories and possessions, and no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary in any such jurisdiction, except as provided under applicable law with respect to the filing of continuation statements.

      (b) Each Grantor shall ensure that fully executed security agreements in the form hereof (or short-form supplements to this Agreement in form and substance satisfactory to the Collateral Agent) and containing a description of all Collateral consisting of Intellectual Property shall have been received and recorded within three months after the execution of this Agreement with respect to United States Patents and United States registered Trademarks (and Trademarks for which United States registration applications are pending) and within one month after the execution of this Agreement with respect to United States registered Copyrights have been delivered to the Collateral Agent for recording by the United States Patent and Trademark Office and the United States Copyright Office pursuant to 35 U.S.C. ss. 261, 15 U.S.C. ss. 1060 or 17 U.S.C. ss. 205 and the regulations thereunder, as applicable, and otherwise as may be required pursuant to the laws of any other necessary jurisdiction in the United States (or any political subdivision thereof) and its territories and possessions, to protect the validity of and to establish a legal, valid and perfected security interest in favor of the Collateral Agent (for the ratable benefit of the Secured Parties) in respect of all Collateral consisting of Patents, Trademarks and Copyrights in which a security interest may be perfected by filing, recording or registration in the United States (or any political subdivision thereof) and its territories and possessions, or in any other necessary jurisdiction, and no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary in any such jurisdiction (other than such actions as are necessary to perfect the Security Interest with respect to any Collateral consisting of Patents, Trademarks and Copyrights (or registration or application for registration thereof) acquired or developed after the date hereof).


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      SECTION 3.03. Validity of Security Interest. The Security Interest
constitutes (a) a legal and valid security interest in all the Collateral securing the payment and performance of the Obligations, (b) subject to the filings described in Section 3.02 above, a perfected security interest in all Collateral in which a security interest may be perfected by filing, recording or registering a financing statement or analogous document in the United States (or any political subdivision thereof) and its territories and possessions pursuant to the UCC or other analogous applicable law in such jurisdictions and (c) a security interest that shall be perfected in all Collateral in which a security interest may be perfected upon the receipt and recording of this Agreement with the United States Patent and Trademark Office and the United States Copyright Office, as applicable, within the three month period (commencing as of the date hereof) pursuant to 35 U.S.C. ss.261 or 15 U.S.C. ss.1060 or the one month period (commencing as of the date hereof) pursuant to 17 U.S.C. ss.205 and otherwise as may be required to pursuant to the laws of any other necessary jurisdiction in the United States (or any political subdivision thereof) and its territories and possessions. The Security Interest is and shall be prior to any other Lien on any of the Collateral, other than Liens expressly permitted pursuant to Section 6.02 of the Credit Agreement.

      SECTION 3.04. Absence of Other Liens. The Collateral is owned by the Grantors free and clear of any Lien, except for Liens expressly permitted pursuant to Section 6.02 of the Credit Agreement. The Grantor has not filed or consented to the filing of (a) any financing statement or analogous document under the UCC or any other applicable laws covering any Collateral, (b) any assignment in which any Grantor assigns any Collateral or any security agreement or similar instrument covering any Collateral with the United States Patent and Trademark Office or the United States Copyright Office or (c) any assignment in which any Grantor assigns any Collateral or any security agreement or similar instrument covering any Collateral with any foreign governmental, municipal or other office, which financing statement or analogous document, assignment, security agreement or similar instrument is still in effect, except, in each case, for Liens expressly permitted pursuant to Section 6.02 of the Credit Agreement.

                                   ARTICLE IV

                                    Covenants

      SECTION 4.01. Records. Each Grantor agrees to maintain, at its own cost and expense, such complete and accurate records with respect to the Collateral owned by it as is consistent with its current practices, but in any event to include complete accounting records indicating all payments and proceeds received with respect to any part of the Collateral, and, at such time or times as the Collateral Agent may reasonably request, promptly to prepare and deliver to the Collateral Agent an updated Perfection Certificate, noting all material changes, if any, since the date of the most recent Perfection Certificate.

      SECTION 4.02. Protection of Security. Each Grantor shall, at its own cost and expense, take any and all actions necessary to defend title to the Collateral against all Persons and to defend the Security Interest of the Collateral Agent in the Collateral and the priority thereof against any Lien not expressly permitted pursuant to Section 6.02 of the Credit Agreement.

      SECTION 4.03. Further Assurances. Each Grantor agrees, at its own expense, to execute, acknowledge, deliver and cause to be duly filed all such further instruments and documents and take all such actions as the Collateral Agent may from time to time request to better assure, preserve, protect and perfect the Security Interest and the rights and remedies created hereby, including the payment of any fees and taxes required in connection with the execution and delivery of this Agreement, the granting of the Security Interest and the filing of any financing statements (including fixture filings) or other documents in connection herewith or therewith. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any promissory note or other instrument, such note or


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instrument shall be immediately pledged and delivered to the Collateral Agent, duly endorsed in a manner satisfactory to the Collateral Agent.

      SECTION 4.04. Inspection and Verification. The Collateral Agent and such Persons as the Collateral Agent may reasonably designate shall have the right to inspect the Collateral, all records related thereto (and to make extracts and copies from such records) and the premises upon which any of the Collateral is located, at reasonable times and intervals during normal business hours upon reasonable advance notice to the respective Grantor and to verify under reasonable procedures the validity, amount, quality, quantity, value, condition and status of the Collateral. The Collateral Agent shall have the absolute right to share any information it gains from such inspection or verification with any Secured Party in accordance with and subject to the provisions set forth in
Section 9.12 of the Credit Agreement.

      SECTION 4.05. Taxes; Encumbrances. At its option, the Collateral Agent may discharge past due taxes, assessments, charges, fees, Liens, security interests or other encumbrances at any time levied or placed on the Collateral and not permitted pursuant to Section 6.02 of the Credit Agreement, and may pay for the maintenance and preservation of the Collateral, in each case to the extent any Grantor fails to do so as required by the Credit Agreement or this Agreement, and each Grantor jointly and severally agrees to reimburse the Collateral Agent on demand for any payment made or any expense incurred by the Collateral Agent pursuant to the foregoing authorization; provided, however, that nothing in this
Section 4.06 shall be interpreted as excusing any Grantor from the performance of, or imposing any obligation on the Collateral Agent or any Secured Party to cure or perform, any covenants or other promises of any Grantor with respect to taxes, assessments, charges, fees, liens, security interests or other encumbrances and maintenance as set forth herein or in the other Loan Documents.

      SECTION 4.06. Assignment of Security Interest. If at any time any Grantor shall take a security interest in any property of an Account Debtor or any other Person to secure payment and performance of an Account, such Grantor shall promptly assign such security interest to the Collateral Agent to the extent permitted by any contracts or arrangements to which such property is subject. Such assignment need not be filed of public record unless necessary to continue the perfected status of the security interest against creditors of and transferees from the Account Debtor or other Person granting the security interest.

      SECTION 4.07. Continuing Obligations of the Grantors. Each Grantor shall remain liable to observe and perform all the conditions and obligations to be observed and performed by it under each contract, agreement or instrument relating to the Collateral, all in accordance with the terms and conditions thereof, and each Grantor jointly and severally agrees to indemnify and hold harmless the Collateral Agent and the Secured Parties from and against any and all liability for such performance.

      SECTION 4.08. Use and Disposition of Collateral. None of the Grantors shall make or permit to be made an assignment, pledge or hypothecation of the Collateral or shall grant any other Lien in respect of the Collateral, except as expressly permitted by Section 6.02 of the Credit Agreement. None of the Grantors shall make or permit to be made any transfer of the Collateral and each Grantor shall remain at all times in possession of the Collateral owned by it, except that (a) Inventory may be sold in the ordinary course of business and (b) unless and until the Collateral Agent shall notify the Grantors that an Event of Default shall have occurred and be continuing and that during the continuance thereof the Grantors shall not sell, convey, lease, assign, transfer or otherwise dispose of any Collateral (which notice may be given by telephone if promptly confirmed in writing), the Grantors may use and dispose of the Collateral in any lawful manner not inconsistent with the provisions of this Agreement, the Credit Agreement or any other Loan Document. Without limiting the generality of the foregoing, each Grantor agrees that it shall not permit any material Inventory to be in the possession or control of any warehouseman, bailee, agent or processor at any time unless such warehouseman, bailee, agent or processor shall have been notified of the Security Interest and shall have agreed in writing to hold the Inventory subject to the Security Interest and the instructions of the Collateral Agent and to waive and release any Lien held by it with respect to such Inventory, whether arising by operation of law or otherwise.

      SECTION 4.09. Limitation on Modification of Accounts. None of the Grantors will, without the Collateral Agent's prior written consent, grant any extension of the time of payment of any of the Accounts Receivable, compromise, compound or settle the same for less than the full amount thereof, release, wholly or partly, any Person liable for the payment thereof or allow any credit or discount whatsoever thereon, other than extensions, credits, discounts, compromises or settlements granted or made in the ordinary course of business and consistent with its current practices.

      SECTION 4.10. Insurance. The Grantors, at their own expense, shall maintain or cause to be maintained insurance covering physical loss or damage to the Inventory and Equipment in accordance with Section 5.07 of the Credit Agreement. Each Grantor irrevocably makes, constitutes and appoints the Collateral Agent (and all officers, employees or agents designated by the Collateral Agent) as such Grantor's true and lawful agent (and attorney-in-fact) for the purpose, during the continuance of an Event of Default, of making, settling and adjusting claims in respect of Collateral under policies of insurance, endorsing the name of such Grantor on any check, draft, instrument or other item of payment for the proceeds of such policies of insurance and for making all determinations and decisions with respect thereto. In the event that any Grantor at any time or times shall fail to obtain or maintain any of the policies of insurance required hereby or to pay any premium in whole or part relating thereto, the Collateral Agent may, without waiving or releasing any obligation or liability of the Grantors hereunder or any Event of Default, in its sole discretion, obtain and maintain such policies of insurance and pay such premium and take any other actions with respect thereto as the Collateral Agent deems advisable. All sums disbursed by the Collateral Agent in connection with this Section 4.11, including reasonable attorneys' fees, court costs, expenses and other charges relating thereto, shall be payable, upon demand, by the Grantors to the Collateral Agent and shall be additional Obligations secured hereby.

      SECTION 4.11. Legend. If any Accounts Receivable of any Grantor are evidenced by chattel paper, such Grantor shall legend, in form and manner satisfactory to the Collateral Agent, such Accounts Receivable and its books, records and documents evidencing or pertaining thereto with an appropriate reference to the fact that such Accounts Receivable have been assigned to the Collateral Agent for the benefit of the Secured Parties and that the Collateral Agent has a security interest therein.

      SECTION 4.12. Covenants Regarding Patent, Trademark and Copyright Collateral. (a) Each Grantor agrees that it will not, nor will it permit any of its licensees to, do any act, or omit to do any act, whereby any Patent which is material to the conduct of such Grantor's business may become invalidated or dedicated to the public, and agrees that it shall continue to mark any products covered by a Patent with the relevant patent number as necessary and sufficient to establish and preserve its maximum rights under applicable patent laws pursuant to which each such Patent is issued.

      (b) Each Grantor (either itself or through its licensees or its sublicensees) will, for each Trademark material to the conduct of such Grantor's business, (i) maintain such Trademark in full force free from any claim of abandonment or invalidity for non-use, (ii) maintain the quality of products and services offered under such Trademark sufficient to preclude any findings of abandonment, (iii) display such Trademark with notice of Federal or foreign registration to the extent necessary and sufficient to establish and preserve its maximum rights under applicable law pursuant to which each such Trademark is issued and (iv) not knowingly use or knowingly permit the use of such Trademark in violation of any third party rights.

      (c) Each Grantor (either itself or through licensees) will, for each work covered by a material Copyright, continue to publish, reproduce, display, adopt and distribute the work with appropriate copyright notice as necessary and sufficient to establish and preserve its maximum rights under applicable copyright laws pursuant to which each such Copyright is issued.

      (d) Each Grantor shall notify the Collateral Agent immediately if it knows or has reason to know that any Patent, Trademark or Copyright material to the conduct of its business may become abandoned, lost or dedicated to the public, or of any adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, United States Copyright Office or any court or similar office of any country) regarding such Grantor's ownership of any Patent, Trademark or Copyright, its right to register the same, or to keep and maintain the same.

      (e) In no event shall any Grantor, either itself or through any agent, employee, licensee or designee, file an application for any Patent, Trademark or Copyright (or for the registration of any Trademark or Copyright) with the United States Patent and Trademark Office, United States Copyright Office or any office or agency in any political subdivision of the United States or in any other country or any political subdivision thereof, unless it promptly informs the Collateral Agent, and, upon request of the Collateral Agent, executes and delivers any and all agreements, instruments, documents and papers as the Collateral Agent may request to evidence and perfect the Collateral Agent's security interest in such Patent, Trademark or Copyright, and each Grantor hereby appoints the Collateral Agent as its attorney-in-fact to execute and file such writings for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed; such power, being coupled with an interest, is irrevocable.

      (f) Each Grantor will take all necessary steps that are consistent with the practice in any proceeding before the United States Patent and Trademark Office, United States Copyright Office or any office or agency in any political subdivision of the United States or in any other country or any political subdivision thereof, to maintain and pursue each material application relating to the Patents, Trademarks and/or Copyrights (and to obtain the relevant grant or registration) and to maintain each issued Patent and each registration of the Trademarks and Copyrights that is material to the conduct of any Grantor's business, including timely filings of applications for renewal, affidavits of use, affidavits of incontestability and payment of maintenance fees, and, if consistent with good business judgment, to initiate opposition, interference and cancelation proceedings against third parties.

      (g) In the event that any Grantor has reason to believe that any Collateral consisting of a Patent, Trademark or Copyright material to the conduct of any Grantor's business has been or is about to be infringed, misappropriated or diluted by a third party, such Grantor promptly shall notify the Collateral Agent and shall, if consistent with good business judgment, promptly sue for infringement, misappropriation or dilution and to recover any and all damages for such infringement, misappropriation or dilution, and take such other actions as are appropriate under the circumstances to protect such Collateral.

      (h) Upon and during the continuance of an Event of Default, each Grantor shall use its best efforts to obtain all requisite consents or approvals from the licensor of each Copyright License, Patent License or Trademark License to effect the assignment of all of such Grantor's right, title and interest thereunder to the Collateral Agent or its designee.

                                    ARTICLE V

                                Power of Attorney

      Each Grantor irrevocably makes, constitutes and appoints the Collateral Agent (and all officers, employees or agents designated by the Collateral Agent) as such Grantor's true and lawful agent and attorney-in-fact, and in such capacity the Collateral Agent shall have the right, with power of substitution for each Grantor and in each Grantor's name or otherwise, for the use and benefit of the Collateral Agent and the Secured Parties, upon the occurrence and during the continuance of an Event of Default (a) to receive, endorse, assign and/or deliver any and all notes, acceptances, checks, drafts, money orders or other evidences of payment relating to the Collateral or any part thereof; (b) to demand, collect, receive payment of, give receipt for and give discharges and releases of all or any of the Collateral; (c) to sign the name of any Grantor on any invoice or bill of lading relating to any of the Collateral; (d) to send verifications of Accounts Receivable to any Account Debtor; (e) to commence and prosecute any and all suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect or otherwise realize on all or any of the Collateral or to enforce any rights in respect of any Collateral; (f) to settle, compromise, compound, adjust or defend any actions, suits or proceedings relating to all or any of the Collateral; (g) to notify, or to require any Grantor to notify, Account Debtors to make payment directly to the Collateral Agent; and (h) to use, sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with all or any of the Collateral, and to do all other acts and things necessary to carry out the purposes of this Agreement, as fully and completely as though the Collateral Agent were the absolute owner of the Collateral for all purposes; provided, however, that nothing herein contained shall be construed as requiring or obligating the Collateral Agent or any Secured Party to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Collateral Agent or any Secured Party, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby, and no action taken or omitted to be taken by the Collateral Agent or any Secured Party with respect to the Collateral or any part thereof shall give rise to any defense, counterclaim or offset in favor of any Grantor or to any claim or action against the Collateral Agent or any Secured Party. It is understood and agreed that the appointment of the Collateral Agent as the agent and attorney-in-fact of the Grantors for the purposes set forth above is coupled with an interest and is irrevocable. The provisions of this Section shall in no event relieve any Grantor of any of its obligations hereunder or under any other Loan Document with respect to the Collateral or any part thereof or impose any obligation on the Collateral Agent or any Secured Party to proceed in any particular manner with respect to the Collateral or any part thereof, or in any way limit the exercise by the Collateral Agent or any Secured Party of any other or further right which it may have on the date of this Agreement or hereafter, whether hereunder, under any other Loan Document, by law or otherwise.

                                   ARTICLE VI

                                    Remedies

      SECTION 6.01. Remedies upon Default. Upon the occurrence and during the continuance of an Event of Default, each Grantor agrees to deliver each item of Collateral to the Collateral Agent on demand, and it is agreed that the Collateral Agent shall have the right to take any of or all the following actions at the same or different times: (a) with respect to any Collateral consisting of Intellectual Property, on demand, to cause the Security Interest to become an assignment, transfer and conveyance of any of or all such Collateral by the applicable Grantors to the Collateral Agent (except to the extent assignment, transfer or conveyance thereof would result in a loss of said Intellectual Property), or to license or sublicense, whether general, special or otherwise, and whether on an exclusive or non-exclusive basis, any such Collateral throughout the world on such terms and conditions and in such manner as the Collateral Agent shall determine (other than in violation of any then-existing licensing arrangements to the extent that waivers cannot be obtained), and (b) with or without legal process and with or without prior notice or demand for performance, to take possession of the Collateral and without liability for trespass to enter any premises where the Collateral may be located for the purpose of taking possession of or removing the Collateral and, generally, to exercise any and all rights afforded to a secured party under the UCC or other applicable law. Without limiting the generality of the foregoing, each Grantor agrees that the Collateral Agent shall have the right, subject to the mandatory requirements of applicable law, to sell or otherwise dispose of all or any part of the Collateral, at public or private sale or at any broker's board or on any securities exchange, for cash, upon credit or for future delivery as the Collateral Agent shall deem appropriate. The Collateral Agent shall be authorized at any such sale (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to Persons who will represent and agree that they are purchasing the Collateral for their own account for investment and not with a view to the distribution or sale thereof, and upon consummation of any such sale the Collateral Agent shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold. Each such purchaser at any such sale shall hold the property sold absolutely, free from any claim or right on the part of any Grantor, and each Grantor hereby waives (to the extent permitted by law) all rights of redemption, stay and appraisal which such Grantor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

      The Collateral Agent shall give the Grantors 10 days' written notice (which each Grantor agrees is reasonable notice within the meaning of Section 9-504(3) of the Uniform Commercial Code as in effect in the State of New York or its equivalent in other jurisdictions) of the Collateral Agent's intention to make any sale of Collateral. Such notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at a broker's board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral, or portion thereof, will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Collateral Agent may fix and state in the notice (if any) of such sale. At any such sale, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Collateral Agent may (in its sole and absolute discretion) determine. The Collateral Agent shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Collateral Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Collateral Agent until the sale price is paid by the purchaser or purchasers thereof, but the Collateral Agent shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. At any public (or, to the extent permitted by law, private) sale made pursuant to this Section, any Secured Party may bid for or purchase, free (to the extent permitted by law) from any right of redemption, stay, valuation or appraisal on the part of any Grantor (all said rights being also hereby waived and released to the extent permitted by law), the Collateral or any part thereof offered for sale and may make payment on account thereof by using any Obligation then due and payable to such Secured Party from any Grantor as a credit against the purchase price, and such Secured Party may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to any Grantor therefor. For purposes hereof a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof; the Collateral Agent shall be free to carry out such sale pursuant to such agreement and no Grantor shall be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Collateral Agent shall have entered into such an agreement all Events of Default shall have been remedied and the Obligations paid in full. As an alternative to exercising the power of sale herein conferred upon it, the Collateral Agent may proceed by a suit or suits at law or in equity to foreclose this Agreement and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver.

      SECTION 6.02. Application of Proceeds. The Collateral Agent shall apply the proceeds of any collection or sale of the Collateral, as well as any Collateral consisting of cash, as follows:

            FIRST, to the payment of all costs and expenses incurred by the Administrative Agent or the Collateral Agent (in its capacity as such hereunder or under any other Loan Document) in connection with such collection or sale or otherwise in connection with this Agreement or any of the Obligations, including all court costs and the reasonable fees and expenses of its agents and legal counsel, the repayment of all advances made by the Collateral Agent hereunder or under any other Loan Document on behalf of any Grantor and any other costs or expenses incurred in connection with the exercise of any right or remedy hereunder or under any other Loan Document;

            SECOND, to the payment in full of the Obligations (the amounts so applied to be distributed among the Secured Parties pro rata in accordance with the amounts of the Obligations owed to them on the date of any such distribution); and

            THIRD, to the Grantors, their successors or assigns, or as a court of competent jurisdiction may otherwise direct.

      The Collateral Agent shall have absolute discretion as to the time of application of any such proceeds, moneys or balances in accordance with this Agreement. Upon any sale of the Collateral by the Collateral Agent (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the Collateral Agent or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Collateral Agent or such officer or be answerable in any way for the misapplication thereof.

      SECTION 6.03. Grant of License to Use Intellectual Property. For the purpose of enabling the Collateral Agent to exercise rights and remedies under this Article at such time as the Collateral Agent shall be lawfully entitled to exercise such rights and remedies, each Grantor hereby grants to the Collateral Agent an irrevocable, non-exclusive license (exercisable without payment of royalty or other compensation to the Grantors) to use, license or sub-license any of the Collateral consisting of Intellectual Property now owned or hereafter acquired by such Grantor, and wherever the same may be located, and including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof. The use of such license by the Collateral Agent shall be exercised, at the option of the Collateral Agent, upon the occurrence and during the continuation of an Event of Default; provided that any license, sub-license or other transaction entered into by the Collateral Agent in accordance herewith shall be binding upon the Grantors notwithstanding any subsequent cure of an Event of Default.

                                   ARTICLE VII

                                  Miscellaneous

      SECTION 7.01. Notices. All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in Section 9.01 of the Credit Agreement. All communications and notices hereunder to any Guarantor shall be given to it at its address or telecopy number set forth on Schedule I, with a copy to the Borrower.

      SECTION 7.02. Security Interest Absolute. All rights of the Collateral Agent hereunder, the Security Interest and all obligations of the Grantors hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Credit Agreement, any other Loan Document, any agreement with respect to any of the Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, any other Loan Document or any other agreement or instrument,
(c) any exchange, release or non-perfection of any Lien on other collateral, or any release or amendment or waiver of or consent under or departure from any guarantee, securing or guaranteeing all or any of the Obligations, or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Grantor in respect of the Obligations or this Agreement.

      SECTION 7.03. Survival of Agreement. All covenants, agreements, representations and warranties made by any Grantor herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement shall be considered to have been relied upon by the Secured Parties and shall survive the making by the Lenders of the Loans and the issuance of Letters of Credit by the Issuing Bank, and the execution and delivery to the Lenders of any notes evidencing such Loans, regardless of any investigation made by the Lenders or on their behalf, and shall continue in full force and effect until this Agreement shall terminate.

      SECTION 7.04. Binding Effect; Several Agreement. This Agreement shall become effective as to any Grantor when a counterpart hereof executed on behalf of such Grantor shall have been delivered to the Collateral Agent and a counterpart hereof shall have been executed on behalf of the Collateral Agent, and thereafter shall be binding upon such Grantor and the Collateral Agent and their respective successors and assigns, and shall inure to the benefit of such Grantor, the Collateral Agent and the other Secured Parties and their respective successors and assigns, except that no Grantor shall have the right to assign or transfer its rights or obligations hereunder or any interest herein or in the Collateral (and any such assignment or transfer shall be void) except as expressly contemplated by this Agreement or the other Loan Documents. This Agreement shall be construed as a separate agreement with respect to each Grantor and may be amended, modified, supplemented, waived or released with respect to any Grantor without the approval of any other Grantor and without affecting the obligations of any other Grantor hereunder.

      SECTION 7.05. Successors and Assigns. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all covenants, promises and agreements by or on behalf of any Grantor or the Collateral Agent that are contained in this Agreement shall bind and inure to the benefit of their respective successors and assigns.

      SECTION 7.06. Collateral Agent's Fees and Expenses; Indemnification. (a) Each Grantor jointly and severally agrees to pay upon demand to the Collateral Agent the amount of any and all reasonable expenses, including the reasonable fees, disbursements and other charges of its counsel and of any experts or agents, which the Collateral Agent may incur in connection with (i) the administration of this Agreement, (ii) the custody or preservation of, or the sale of, collection from or other realization upon any of the Collateral, (iii) the exercise, enforcement or protection of any of the rights of the Collateral Agent hereunder or (iv) the failure of any Grantor to perform or observe any of the provisions hereof applicable to it.

      (b) Without limitation of its indemnification obligations under the other Loan Documents, each Grantor jointly and severally agrees to indemnify the Collateral Agent and the other Indemnitees against, and hold each of them harmless from, any and all losses, claims, damages, liabilities and related expenses, including reasonable fees, disbursements and other charges of counsel, incurred by or asserted against any of them arising out of, in any way connected with, or as a result of, the execution, delivery or performance of this Agreement or any claim, litigation, investigation or proceeding relating hereto or to the Collateral, whether or not any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee.

      (c) Any such amounts payable as provided hereunder shall be additional Obligations secured hereby and by the other Security Documents. The provisions of this Section 7.06 shall remain operative and in full force and effect regardless of the termination of this Agreement or any other Loan Document, the consummation of the transactions contemplated hereby, the repayment of any of the Loans, the invalidity or unenforceability of any term or provision of this Agreement or any other Loan Document, or any investigation made by or on behalf of the Collateral Agent or any Lender. All amounts due under this Section 7.06 shall be payable on written demand therefor.

      SECTION 7.07. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

      SECTION 7.08. Waivers; Amendment. (a) No failure or delay of the Collateral Agent in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Collateral Agent hereunder and of the Collateral Agent, the Administrative Agent, the Issuing Bank and the Lenders under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provisions of this Agreement or any other Loan Document or consent to any departure by any Grantor therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on any Grantor in any case shall entitle such Grantor or any other Grantor to any other or further notice or demand in similar or other circumstances.

      (b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Collateral Agent and the Grantor or Grantors with respect to which such waiver, amendment or modification is to apply, subject to any consent required in accordance with Section 9.02 of the Credit Agreement.

      SECTION 7.09. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 7.09.

      SECTION 7.10. Severability. In the event any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

      SECTION 7.11 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract (subject to Section 7.04), and shall become effective as provided in Section 7.04. Delivery of an executed signature page to this Agreement by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

      SECTION 7.12. Headings. Article and Section headings used herein are for the purpose of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

      SECTION 7.13. Jurisdiction; Consent to Service of Process. (a) Each Grantor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the other Loan Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Collateral

Agent, the Administrative Agent, the Issuing Bank or any Lender may otherwise have to bring any action or proceeding relating to this Agreement or the other Loan Documents against any Grantor or its properties in the courts of any jurisdiction.

      (b) Each Grantor hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or the other Loan Documents in any New York State or Federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

      (c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 7.01. Nothing in this Agreement will affected the right of any party to this Agreement to serve process in any other manner permitted by law.

      SECTION 7.14. Termination. This Agreement and the Security Interest shall terminate when all the Obligations have been indefeasibly paid in full and the Lenders have no further commitment to lend under the Credit Agreement, the LC Exposure has been reduced to zero and the Issuing Bank has no further obligation to issue Letters of Credit under the Credit Agreement, at which time the Collateral Agent shall execute and deliver to the Grantors, at the Grantors' expense, all Uniform Commercial Code termination statements and similar documents which the Grantors shall reasonably request to evidence such termination. Any execution and delivery of termination statements or documents pursuant to this Section 7.14 shall be without recourse to or warranty by the Collateral Agent. A Grantor shall automatically be released from its obligations hereunder and the Security Interest in the Collateral of such Grantor shall be automatically released in the event that such Grantor ceases to be a Subsidiary pursuant to a transaction permitted under the Loan Documents, at which time the Collateral Agent shall execute and deliver to any Grantor, at such Grantor's expense, all documents that such Grantor shall reasonably request to evidence such release.

      SECTION 7.15. Additional Grantors. Pursuant to Section 5.12 of the Credit Agreement, each Subsidiary Loan Party that was not in existence or not a Subsidiary Loan Party on the date of the Credit Agreement is required to enter in to this Agreement as a Grantor upon becoming a Subsidiary Loan Party. Upon execution and delivery by the Collateral Agent and a Subsidiary of an instrument in the form of Annex 3 hereto, such Subsidiary shall become a Grantor hereunder with the same force and effect as if originally named as a Grantor herein. The execution and delivery of any such instrument shall not require the consent of any Grantor hereunder. The rights and obligations of each Grantor hereunder shall remain in full force and effect notwithstanding the addition of any new Grantor as a party to this Agreement.

      IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.


                                        SEMICONDUCTOR COMPONENTS
                            INDUSTRIES, LLC,


                                        By /s/ Jean-Jacques Morin
                                          --------------------------------------
                                          Name:  Jean-Jacques Morin
                                          Title: Vice President


                                        SCG HOLDING CORPORATION,


                                        By  /s/ Jean-Jacques Morin
                                          --------------------------------------
                                          Name:  Jean-Jacques Morin
                                          Title: Vice President


                                        EACH OF THE OTHER GUARANTORS LISTED ON
                                        SCHEDULE I HERETO,


                                        By  /s/ Jean-Jacques Morin
                                          --------------------------------------
                                          Name:  Jean-Jacques Morin
                                          Title: Vice President


                                        THE CHASE MANHATTAN BANK, as Collateral
                                          Agent,


                                        By /s/ Marian Schulman
                                          --------------------------------------
                                          Name:  Marian N. Schulman
                                          Title: Vice President

                                                               Schedule I to the
                                                              Security Agreement

                                   GUARANTORS

SCG Holding Corporation                 5005 East McDowell Road
                                        Phoenix, AZ 85018

SCG International Development LLC       5005 East McDowell Road
                                        Phoenix, AZ 85018

SCG (Malaysia SMP) Holding              5005 East McDowell Road
Corporation                             Phoenix, AZ 85018

SCG (Czech) Holding Corporation         5005 East McDowell Road
                                        Phoenix, AZ  85018

SCG (China) Holding Corporation         5005 East McDowell Road
                                        Phoenix, AZ  85018

Semiconductor Components Industries     5005 East McDowell Road
Puerto Rico, Inc.                       Phoenix, AZ  85018

                                                              Schedule II to the
                                                              Security Agreement

                                   COPYRIGHTS

A.  MASK WORKS

DOCKET              DESCRIPTION                               MW#

MP00265P            103E164     16:2 MUX                      7795
MP00255P            100E157     4-Bit MUX                     7731
MP00233P            XC63645     Clock Distribution Chip       7175
MP00232P            SC63635     Clock Distribution Chip       7178
MP00231P            SC63633     Clock Distribution Chip       7176
MP00230P            XC63615     Clock Distribution Chip       7177
MP00238P            100E336     Bus Transceiver               7745
MP00227P            10E336      Bus Transceiver               7744
MP00220P            110E193     Error Detection EDL Logic     7822
MP00219P            10E193      Error Detection EDL Logic     7824
MP00216P            100E166     9-Bit Comparator              7730
MP00193P            100E107     5-Bit 2 Input XOR/XNOR        7747
MP00192P            100E104     5-Bit 2 Input AND/NAND        7746
MP00191P            100E101     4-Bit 4 Input OR/NOR          7823
MP00267P            XC3660FN    Clock Chip                    9-856
MP00259P            100E175     9-Bit Latch                   7728
MP00258P            10E175      9-Bit Latch                   7726
MP00257P            100E164     16:2 MUX                      7727

                                                             Schedule III to the
                                                              Security Agreement

                                    LICENSES

THIRD PARTY                TITLE OF AGREEMENT OR ITEM           EFFECTIVE DATE
-----------                --------------------------           --------------

Microsemi                  Motorola--Microsemi Technology       26 February 1996
                           Agreement

Stanford University        Nonexclusive Patent Agreement        9 May 1997

Vitelic (H.K.) Limited     Technology Transfer and Contract     29 May 1996
                           Products Supply Agreement

Arizona State              Sponsored Research Agreement on      6 May 1998
University                 Leading Indicators for Motorola
                           Product Lines

Raychem                    Joint Development Agreement          30 April 1997

Philips                    Letter dated 7 September 1993

                                                              Schedule IV to the
                                                              Security Agreement

                                   PATENTS*


--------------------------------------------------------------------------------------------------------------------------------
DOCKET#    TITLE                                                                        FIRST INVENTOR
--------------------------------------------------------------------------------------------------------------------------------
AP00646    POWER DRIVER HAVING SHORT CIRCUIT PROTECTION                                 LORINCZ, STEFAN
--------------------------------------------------------------------------------------------------------------------------------
SC0021AJ   DC/DC CONVERTER                                                              SAKURAI, TADASHI
--------------------------------------------------------------------------------------------------------------------------------
SC0083ET   PROTECTED DARLINGTON TRANSISTOR ARRANGEMENT                                  PEYRE-LAVIGNE, ANDRE
--------------------------------------------------------------------------------------------------------------------------------
SC0092ET   HIGH VOLTAGE SEMICONDUCTOR DEVICE AND FABRICATION PROCESS                    JAUME, DENIS
--------------------------------------------------------------------------------------------------------------------------------
*************************************************************************************************************
--------------------------------------------------------------------------------------------------------------------------------
SCO0230AJ  CONTROLLER FOR BATTERY CHARGER                                               TAMIYA, HAJIME
--------------------------------------------------------------------------------------------------------------------------------
SC0233ET   SWITCHING TRANSISTOR ARRANGEMENT                                             LANCE, PHILIPPE
--------------------------------------------------------------------------------------------------------------------------------
SC0346ER   POWER SWITCHING CIRCUIT                                                      KADANKA, PETER
--------------------------------------------------------------------------------------------------------------------------------
SC00395ET  POWER SUPPLY                                                                 LHERMITE, FRANCOIS
--------------------------------------------------------------------------------------------------------------------------------
SC04052    MOS TRANSISTOR                                                               TERRY LEWIS EUGENE
--------------------------------------------------------------------------------------------------------------------------------
SC04091    INPUT RANGING DIVIDER AND METHOD FOR AN ANALOG TO DIGITAL                    NEIDORFF, ROBERT
           CONVERTER
--------------------------------------------------------------------------------------------------------------------------------
SC04223    ECL MOS BUFFER CIRCUITS                                                      WRATHALL ROBERT STEPHEN
--------------------------------------------------------------------------------------------------------------------------------
SC04255    OUTPUT STAGE FOR OPERATIONAL AMPLIFIER                                       DAVIS WILLIAM F
--------------------------------------------------------------------------------------------------------------------------------
SC04256    OPERATIONAL AMPLIFIER                                                        DAVIS WILLIAM F
--------------------------------------------------------------------------------------------------------------------------------
SC04258    OPERATIONAL AMPLIFIER                                                        DAVIS WILLIAM F
--------------------------------------------------------------------------------------------------------------------------------
SC04615    CURRENT LIMITER & METHOD FOR LIMITING CURRENT                                MAIN WILLIAM ERIC
--------------------------------------------------------------------------------------------------------------------------------
SC04760    OUTPUT MULTIPLEXER HAVING ONE GATE DELAY                                     JEFFREY, PHILIP ALAN
--------------------------------------------------------------------------------------------------------------------------------
SC04791    MOSFET "H" SWITCH CIRCUIT FOR ADC MOTOR                                      VALENTINE RICHARD J
--------------------------------------------------------------------------------------------------------------------------------
SC04837    MONOLITHIC ZERO CROSSING TRIAC DRIVER                                        YIM HYUNG JIN
--------------------------------------------------------------------------------------------------------------------------------
SC0486ET   SURFACE MOUNT SEMICONDUCTOR DIODE DEVICE                                     MARTIN, JEAN-BAPTISTE
--------------------------------------------------------------------------------------------------------------------------------
SC04932    OVERVOLTAGE AND OVERTEMPERATURE PROTECTION CIRCUIT                           SCHULTZ WARREN J
--------------------------------------------------------------------------------------------------------------------------------
***********************************************************************************************************
--------------------------------------------------------------------------------------------------------------------------------
SC05008    METHOD FOR PRODUCING LOW NOISE, HIGH GRADE CONSTANT                          CHRUMA, JERRY
           SEMICONDUCTOR JUNCTIONS
--------------------------------------------------------------------------------------------------------------------------------
SC05078    CURRENT SENSING CIRCUIT                                                      WRATHALL ROBERT STEPHEN
--------------------------------------------------------------------------------------------------------------------------------
SC05086    METHOD FOR RESISTOR TRIMMING BY METAL MIGRATION                              VYNE, ROBERT LEONARD
--------------------------------------------------------------------------------------------------------------------------------
SC05235    IMPROVED OUTPUT STAGE FOR AN OPERATIONAL AMPLIFIER                           VYNE, ROBERT LEONARD
--------------------------------------------------------------------------------------------------------------------------------
SC05236    SEMICONDUCTOR HOUSING                                                        DUBOIS JERRY MARK
--------------------------------------------------------------------------------------------------------------------------------
SC05293    IMPROVE OUTPUT STAGE FOR AN OPERATIONAL AMPLIFIER                            VYNE, ROBERT LEONARD
--------------------------------------------------------------------------------------------------------------------------------
SC05312    CURRENT LIMIT TECHNIQUE FOR MULTIPLE-EMITTER VERTICAL                        BYNUM BYRON G
           POWER TRANSISTOR
--------------------------------------------------------------------------------------------------------------------------------
******************************************************************************************************
--------------------------------------------------------------------------------------------------------------------------------
SC05364    METHOD OF MAKING GATE TURNOFF SWITCH WITH ANODE SHORT AND                    BENDER, JOHN R
           BURIED BASE
--------------------------------------------------------------------------------------------------------------------------------
SC0554ET   SEMICONDUCTOR POWER DEVICE                                                   SICARD, THIERRY MICHEL
--------------------------------------------------------------------------------------------------------------------------------
SC05602C   CURRENT MIRROR CIRCUIT AND METHOD FOR PROVIDING                              DAVIS WILLIAM F
--------------------------------------------------------------------------------------------------------------------------------

* Confidential Information omitted and filed separately with the Securities and Exchange Commission.

--------------------------------------------------------------------------------------------------------------------------------
            ZERO TEMPERATURE COEFFICIENT TRIMMABLE CURRENT RATIOS
--------------------------------------------------------------------------------------------------------------------------------
SC05606C   TRIMMABLE DIFFERENTIAL AMPLIFIER HAVING A ZERO TEMPERATURE COEFFICIENT       DAVIS WILLIAM F
           OFFSET VOLTAGE AND METHOD
--------------------------------------------------------------------------------------------------------------------------------
SC05639P   METHOD FOR PASSIVATING A SEMICONDUCTOR JUNCTION                              BELMONT EMANUEL
--------------------------------------------------------------------------------------------------------------------------------
SC05668C   ECL TO TTL VOLTAGE LEVEL TRANSLATOR                                          BIRRITTELLA, MARK S
--------------------------------------------------------------------------------------------------------------------------------
******************************************************************************************************
--------------------------------------------------------------------------------------------------------------------------------
******************************************************************************************************
--------------------------------------------------------------------------------------------------------------------------------
SC05731C   FREQUENCY DOUBLER CIRCUIT AND METHOD                                         ALBERKRACK, JADE HENRY
--------------------------------------------------------------------------------------------------------------------------------
SC05735P   MONOLITHIC TEMPERATURE-COMPENSATED VOLTAGE REFERENCE DIODE AND               BOLAND BERNARD WILLIAM
           METHOD FOR ITS MANUFACTURE
--------------------------------------------------------------------------------------------------------------------------------
SC05788C   THERMAL CURRENT SUPPLY CIRCUIT                                               BYNUM BYRON G
--------------------------------------------------------------------------------------------------------------------------------
SC05803C   SYMMETRIC LAYOUT FOR QUAD OPERATIONAL AMPLIFIERS                             DAVIS WILLIAM F
--------------------------------------------------------------------------------------------------------------------------------
SC05807C   AUTOMATIC RESTART CIRCUIT FOR A SWITCHING POWER SUPPLY                       PACE WILSON D
--------------------------------------------------------------------------------------------------------------------------------
SC05814C   POWER MOS LOSS OF GROUND PROTECTION                                          WRATHALL ROBERT STEPHEN
--------------------------------------------------------------------------------------------------------------------------------
SC05871P   METHOD OF MAKING VERTICAL FIELD EFFECT TRANSISTOR WITH PLURALITY             KOURY DANIEL N
           OR GATE INPUT CONNECTIONS
--------------------------------------------------------------------------------------------------------------------------------
SC05878C   OPERATIONAL AMPLIFIER WITH PASSIVE CURRENT LIMITING                          DAVIS WILLIAM F
--------------------------------------------------------------------------------------------------------------------------------
SC05880C   AMPLIFIER HAVING IMPROVED GAIN BANDWIDTH PRODUCT                             DAVIS WILLIAM F
--------------------------------------------------------------------------------------------------------------------------------
SC05881C   DIFFERENTIAL AMPLIFIER INCLUDING BALANCED TWO TERMINAL SERIES                DAVIS WILLIAM F
           RC NETWORK
--------------------------------------------------------------------------------------------------------------------------------
SC05901C   VOLTAGE REGULATOR                                                            BYNUM BYRON G
--------------------------------------------------------------------------------------------------------------------------------
SC05910C   CIRCUIT HAVING AN OUTPUT REFERENCED TO A SPECIFIC VOLTAGE                    PRICE JOHN J JR
           IN RESPONSE TO EITHER AN ECL OR TTL INPUT
--------------------------------------------------------------------------------------------------------------------------------
SC05966C   CIRCUIT UTILIZING RESISTORS TRIMMED BY METAL MIGRATION                       SUSAK, DAVID M
--------------------------------------------------------------------------------------------------------------------------------
SC05972T   LEAD STRAIGHTENER AND FLATTENER FOR SEMICONDUCTOR DEVICES                    GONZALEZ VICTOR MANUEL
--------------------------------------------------------------------------------------------------------------------------------
SC05983P   MESA ZENER DIODE AND METHOD OF MANUFACTURE THEREOF                           WETTEROTH THOMAS A
--------------------------------------------------------------------------------------------------------------------------------
SC05986C   TRIMMABLE CURRENT SOURCE                                                     SUSAK, DAVID M
--------------------------------------------------------------------------------------------------------------------------------
SC05988C   OPERATIONAL AMPLIFIER UTILIZING FET FOLLOWERS                                SUSAK, DAVID M
--------------------------------------------------------------------------------------------------------------------------------
SC0598AJ   CHARGE AND DISCHARGE CONTROLLER BATTERY                                      YADA, AKITOSHI
--------------------------------------------------------------------------------------------------------------------------------
SC05991C   OPERATIONAL AMPLIFIER UTILIZING JFET FOLLOWERS AND FEED-FORWARD              SUSAK, DAVID M
           CAPACITORS
--------------------------------------------------------------------------------------------------------------------------------
SC05996C   OPERATIONAL AMPLIFIER UTILIZING RESISTORS TRIMMED BY METAL MIGRATION         DAVIS, WILLIAM F
--------------------------------------------------------------------------------------------------------------------------------
SC06013C   AMPLIFIER HAVING IMPROVED GAIN/BANDWIDTH PRODUCT                             VYNE, ROBERT LEONARD
--------------------------------------------------------------------------------------------------------------------------------
SC06035T   METHOD OF PRODUCING A THERMOGENETIC SEMICONDUCTOR DEVICE                     KALFUS MARTIN AARON
--------------------------------------------------------------------------------------------------------------------------------
SC06109P   BIPOLAR SEMICONDUCTOR DEVICE HAVING A CONDUCTIVE RECOMBINATION               LESK ISRAEL ARNOLD
           LAYER
--------------------------------------------------------------------------------------------------------------------------------


* Confidential Information omitted and filed separately with the Securities and Exchange Commission.


--------------------------------------------------------------------------------------------------------------------------------
SC06123P   FET STRUCTURE ARRANGEMENT HAVING LOW ON RESISTANCE                           ROBB STEPHEN PAUL
--------------------------------------------------------------------------------------------------------------------------------
******************************************************************************************************
--------------------------------------------------------------------------------------------------------------------------------
******************************************************************************************************
--------------------------------------------------------------------------------------------------------------------------------
******************************************************************************************************
*********
--------------------------------------------------------------------------------------------------------------------------------
SC06224C   ECL GATE HAVING DUMMY LOAD FOR SUBSTANTIALLY REDUCING SKEW                   MCDONALD JAMES TODD
--------------------------------------------------------------------------------------------------------------------------------
SC06237C   SEMICONDUCTOR STRUCTURE WITH CLOSELY COUPLED SUBSTRATE TEMPERATURE           FAY GARY V
           SENSE ELEMENT
--------------------------------------------------------------------------------------------------------------------------------
SC06244T   FORMED TOP CONTRACT FOR NON-FLAT SEMICONDUCTOR DEVICE                        KALFUS MARTIN AARON
--------------------------------------------------------------------------------------------------------------------------------
SC06266C   DUAL CHANNEL CURRENT MODE SWITCHING REGULATOR                                ALBERKRACK, JADE HENRY
--------------------------------------------------------------------------------------------------------------------------------
SC06271P   CONTROLLED VOLTAGE DROP DIODE                                                SUNDSTROM RAY D
--------------------------------------------------------------------------------------------------------------------------------
SC06274C   OPERATIONAL AMPLIFIER                                                        SUSAK DAVID M
--------------------------------------------------------------------------------------------------------------------------------
SC06276C   START CIRCUIT FOR A BANDGAP REFERENCE CELL                                   CAVE DAVID
--------------------------------------------------------------------------------------------------------------------------------
SC06327P   LOW VOLTAGE DEEP JUNCTION DEVICE AND METHOD                                  LIAW H MING
--------------------------------------------------------------------------------------------------------------------------------
SC06330C   ECL LOGIC GATE                                                               HOLLSTEIN, ROGER L.
--------------------------------------------------------------------------------------------------------------------------------
SC06331T   METHOD FOR IMPROVING THE ADHESION OF A PLASTIC ENCAPSULANT TO COPPER         SPANJER KEITH GORDON
           CONTAINING LEADFRAMES
--------------------------------------------------------------------------------------------------------------------------------
SC06346C   POWER FIELD EFFECT TRANSISTOR DRIVER CIRCUIT FOR PROTECTION FROM OVER        DUNN WILLIAM CHARLES
           VOLTAGES
--------------------------------------------------------------------------------------------------------------------------------
SC06347C   VOLTAGE LEVEL CONVERSION CIRCUIT                                             DUNN WILLIAM CHARLES
--------------------------------------------------------------------------------------------------------------------------------
*********************************************************************************************************
--------------------------------------------------------------------------------------------------------------------------------
SC06366P   SELF ALIGNED VERTICAL FIELD EFFECT TRANSISTOR HAVING AN IMPROVED SOURCE      DAVIES ROBERT BRUCE
           CONTACT
--------------------------------------------------------------------------------------------------------------------------------
**********************************************************************************************************
--------------------------------------------------------------------------------------------------------------------------------
SC06388T   SELF-CENTERING ELECTRODE FOR POWER DEVICES                                   KALFUS MARTIN
--------------------------------------------------------------------------------------------------------------------------------
ISC06402P   HIGH VOLTAGE VERTICAL FIELD EFFECT TRANSISTOR WITH IMPROVED SAFE             ROBB STEPHEN P
           OPERATING AREA
--------------------------------------------------------------------------------------------------------------------------------
SC06445T   BACKSIDE METALLIZATION SCHEME FOR SEMICONDUCTOR DEVICES                      SHARMA RAVINDER K
--------------------------------------------------------------------------------------------------------------------------------
SC06458C   SUBSTRATE INJECTION CLAMP                                                    PIGOTT, JOHN M
--------------------------------------------------------------------------------------------------------------------------------
SC06470C   NEGATIVE VOLTAGE CLAMP                                                       PIGOTT, JOHN M
--------------------------------------------------------------------------------------------------------------------------------
SC06471P   METHOD FOR MAKING SEMICONDUCTOR DEVICE HAVING HIGH ENERGY SUSTAINING         PHIPPS, JOHN P
           CAPABILITY AND A TEMPERATURE SUSTAINING VOLTAGE
--------------------------------------------------------------------------------------------------------------------------------
SC06488C   CURRENT SWITCH                                                               BADER SCOTT K
--------------------------------------------------------------------------------------------------------------------------------
SC06489C   OUTPUT STAGE FOR AN OPERATIONAL AMPLIFIER                                    SUSAK, DAVID M
--------------------------------------------------------------------------------------------------------------------------------
SC06499C   LOAD CONTROLLED ECL TRANSIENT DRIVER                                         SCHUCKER DOUGLAS W.
--------------------------------------------------------------------------------------------------------------------------------
SC06501C   TRANSFORMERLESS SEMICONDUCTOR AC SWITCH HAVING INTERNAL BIASING MEANS        FAY GARY VERNOR
--------------------------------------------------------------------------------------------------------------------------------
************************************************************************************************************
--------------------------------------------------------------------------------------------------------------------------------
SC06546C   DUAL SUPPLY ECL TO TTL TRANSLATOR                                            SUNDSTROM RAY
--------------------------------------------------------------------------------------------------------------------------------
SC06552C   TTL OUTPUT DRIVER HAVING AN INCREASED HIGH OUTPUT LEVEL                      NEELY ERIC
--------------------------------------------------------------------------------------------------------------------------------
SC06554P   METHOD FOR FORMING SEMICONDUCTOR CONTACTS BY ELECTROLESS PLATING             MORAN JOHN D
--------------------------------------------------------------------------------------------------------------------------------
SC06562C   CONTROL CIRCUIT FOR RAPID GATE DISCHARGE                                     DAVIES ROBERT BRUCE
--------------------------------------------------------------------------------------------------------------------------------


* Confidential Information omitted and filed separately with the Securities and Exchange Commission.



--------------------------------------------------------------------------------------------------------------------------------
SC06586C   CURRENT MIRROR HAVING LARGE CURRENT SCALING FACTOR                           ABDI, BEHROOZ L
--------------------------------------------------------------------------------------------------------------------------------
SC06591C   THERMAL PROTECTION METHOD FOR A POWER DEVICE                                 DAVIES, ROBERT BRUCE
--------------------------------------------------------------------------------------------------------------------------------
SC06597C   AN ECL TO TTL/CMOS TRANSLATOR USING A SINGLE POWER SUPPLY                    PETTY CLEON
--------------------------------------------------------------------------------------------------------------------------------
SC06598C   FULL WAVE RECTIFIER AVERAGING CIRCUIT                                        SUSAK DAVID M
--------------------------------------------------------------------------------------------------------------------------------
SC06618P   METHOD FOR MANUFACTURING SEMICONDUCTOR RECTIFIER                             MORAN JOHN D
--------------------------------------------------------------------------------------------------------------------------------
SC06660P   METHOD FOR MAKING A SEMICONDUCTOR DIODE                                      JACKSON KEVIN B
--------------------------------------------------------------------------------------------------------------------------------
SC06691C   VOLTAGE TRESHOLD GENERATOR FOR USE IN DIODE LOAD EMITTER COUPLED LOGIC       HUEHNE KARL JACKSON
           CIRCUITS
--------------------------------------------------------------------------------------------------------------------------------
SC06698C   CURRENT SOURCE REGULATOR                                                     MAIN WILLIAM ERIC
--------------------------------------------------------------------------------------------------------------------------------
SC06701P   SEMICONDUCTOR DEVICE HAVING INTERNAL CURRENT UNIT OVER-VOLTAGE PROTECTION    MASQUELIER MICHAEL P
--------------------------------------------------------------------------------------------------------------------------------
SC06704C   ALPHA ENHANCEMENT OF A TRANSISTOR USING BASE CURRENT FEEDBACK TO             WELTY DENNIS L
           THE EMITTER
--------------------------------------------------------------------------------------------------------------------------------
SC06712P   HIGH REVERSE VOLTAGE IGT                                                     FAY GARY V
--------------------------------------------------------------------------------------------------------------------------------
SC06716P   METHOD AND APPARATUS FOR ADJUSTING PLATING SOLUTION FLOW CHARACTERISTICS AT  SCHUSTER VIRGIL E
           SUBSTRATE CATHODE PERIPHERY TO MINIMIZE EDGE
--------------------------------------------------------------------------------------------------------------------------------
SC06717P   HIGH VOLTAGE PLANAR EDGE TERMINATION USING A PUNCH-THROUGH RETARDING IMPLANT DAVIES ROBERT BRUCE
--------------------------------------------------------------------------------------------------------------------------------
SC06734P   FAST DAMPER DIODE AND METHOD                                                 ANDERSON SAMUEL J
--------------------------------------------------------------------------------------------------------------------------------
SC06740P   AVALANCHE STRESS PROTECTED SEMICONDUCTOR DEVICE HAVING VARIABLE INPUT        ROBB STEPHEN P
           IMPEDANCE
--------------------------------------------------------------------------------------------------------------------------------
SC06746P   ZIG-ZAG V-MOS TRANSISTOR STRUCTURE                                           HARRINGTON, ALAN L
--------------------------------------------------------------------------------------------------------------------------------
SC06759C   UNIVERSAL POWER SUPPLY MONITOR CIRCUIT                                       ALBERKRACK, JADE HENRY
--------------------------------------------------------------------------------------------------------------------------------
SC06768C   THERMAL CLAMP FOR AN IGNITION COIL DRIVER                                    BENNETT PAUL T
--------------------------------------------------------------------------------------------------------------------------------
SC06771P   INTEGRATED HIGH VOLTAGE TRANSISTORS HAVING MINIMUM TRANSISTOR                CLARK LOWELL E
           TO TRANSISTOR CROSSTALK
--------------------------------------------------------------------------------------------------------------------------------
SC06775C   AMPLIFIER OUTPUT STAGE                                                       SUSAK DAVID M
--------------------------------------------------------------------------------------------------------------------------------
SC06781C   HIGH VOLTAGE BRIDGE INTERFACE FOR AC AND BRUSHLESS DC MOTOR CONTROL          DAVIES ROBERT BRUCE
--------------------------------------------------------------------------------------------------------------------------------
SC06793T   IMPROVED RECTIFIER AND METHOD                                                WASMER, WILLIAM DARWIN
--------------------------------------------------------------------------------------------------------------------------------
SC06797C   HIGH SPEED CMOS MULTIPLEXER HAVING REDUCED PROPAGATION DELAY                 FELDBAUMER DAVID D
--------------------------------------------------------------------------------------------------------------------------------
SC06804C   BANDGAP VOLTAGE REFERENCE USING A POWER SUPPLY INDEPENDENT                   BENNETT PAUL THOMAS
           CURRENT SOURCE
--------------------------------------------------------------------------------------------------------------------------------
SC06813C   DIFFERENTIAL ECL BUS TRI-STATE DETECTION RECEIVER                            ESGAR DWIGHT D
--------------------------------------------------------------------------------------------------------------------------------
SC06824C   AN ECL TO CMOS LOGIC TRANSLATOR                                              DIXON ROBERT
--------------------------------------------------------------------------------------------------------------------------------
SC06829C   HIGH SPEED ECL TO TTL TRANSLATOR HAVING A NON-SCHOTTKY CLAMP FOR             PHAN M NGHIEM
           THE OUTPUT STAGE TRANSISTOR
--------------------------------------------------------------------------------------------------------------------------------
SC06832C   A BALANCE SPURIOUS FREE OSCILLATOR                                           HOWELL WILLIAM J
--------------------------------------------------------------------------------------------------------------------------------
SC06846P   FIELD PLATE AVALANCHE DIODE                                                  LESK ISRAEL ARNOLD
--------------------------------------------------------------------------------------------------------------------------------
SC06849C   ECL CIRCUIT WITH LOW VOLTAGE/FAST PULL-DOWN                                  PHAN M NGHIEM
--------------------------------------------------------------------------------------------------------------------------------
SC06874C   PROGRAMMABLE DELAY CIRCUIT FOR DIGITAL INTEGRATED CIRCUITS                   SWAPP MAVIN C
--------------------------------------------------------------------------------------------------------------------------------
SC06882C   LOW POWER OUTPUT GATE                                                        JEFFREY, PHILIP ALAN
--------------------------------------------------------------------------------------------------------------------------------
SC06886C   AMPLIFIER HAVING TWO OPERATING MODES                                         VYNE, ROBERT LEONARD
--------------------------------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------------------------------------------------------
SC06904P   METHOD FOR PRODUCING SEMICONDUCTOR DEVICES HAVING BULK THEREIN               CHIOU HERNG-DER
--------------------------------------------------------------------------------------------------------------------------------
SC06923C   SLOPE COMPENSATION CIRCUIT FOR STABILIZING CURRENT MODE CONVERTERS           TISINGER, ERIC W
--------------------------------------------------------------------------------------------------------------------------------
SC06928C   LOW VOLTAGE CIRCUIT TO CONTROL HIGH VOLTAGE TRANSISTOR                       BERRINGER KENNETH A
--------------------------------------------------------------------------------------------------------------------------------
SC06956C   FAULT DETECTION CIRCUIT                                                      HOLLSTEIN, ROGER L.
--------------------------------------------------------------------------------------------------------------------------------
SC06966C   A CURRENT THRESHOLD DETECTOR CIRCUIT                                         PETTY, THOMAS DAVID
--------------------------------------------------------------------------------------------------------------------------------
SC06971C   BICMOS TTL OUTPUT DRIVER                                                     WANG MICHAEL D
--------------------------------------------------------------------------------------------------------------------------------
SC06980P   METHOD OF MAKING ENHANCED INSULATE GATE BIPOLAR TRANSISTOR                   TERRY LEWIS E
--------------------------------------------------------------------------------------------------------------------------------
SC06998P   SEMICONDUCTOR DEVICE AND METHOD                                              SCHOENBERG MARK
--------------------------------------------------------------------------------------------------------------------------------
SC07103C   ECL TO CMOS TRANSLATION AND LATCH LOGIC CIRCUIT                              HSUEH PAUL W
--------------------------------------------------------------------------------------------------------------------------------
SC07120C   SOURCE TERMINATED TRANSMISSION LINE DRIVER                                   SEELBACH, WALTER C
--------------------------------------------------------------------------------------------------------------------------------
SC07131C   LOW NOISE MOTOR DRIVE CIRCUIT                                                SCHULTZ WARREN J
--------------------------------------------------------------------------------------------------------------------------------
SC07155P   INSULATED GATE SEMICONDUCTOR DEVICE WITH REDUCED BASE-TO-SOURCE              CLARK LOWELL E
           ELECTRODE SHORT
--------------------------------------------------------------------------------------------------------------------------------
SC07226P   VERTICAL CURRENT FLOW SEMICONDUCTOR DEVICE UTILIZING WAFER BONDING           RUTTER ROBERT E
--------------------------------------------------------------------------------------------------------------------------------
SC07343P   CONDUCTIVITY MODULATED INSULATED GATE SEMICONDUCTOR DEVICE                   CLARK LOWELL E
--------------------------------------------------------------------------------------------------------------------------------
SC07353C   START CIRCUIT FOR A POWER SUPPLY CONTROL INTEGRATED CIRCUIT                  PACE WILSON DAVID
--------------------------------------------------------------------------------------------------------------------------------
SC07369P   VERTICAL FIELD EFFECT TRANSISTOR WITH IMPROVED CONTROL OF LOW                DAVIES ROBERT B
           RESISTIVITY REGION GEOMETRY
--------------------------------------------------------------------------------------------------------------------------------
SC07386C   RAIL-TO-RAIL OUTPUT STAGE OF AN OPERATIONAL AMPLIFIER                        VYNE, ROBERT LEONARD
--------------------------------------------------------------------------------------------------------------------------------
SC07387C   RAIL-TO-RAIL OUTPUT STAGE OF AN OPERATIONAL AMPLIFIER                        KODA, RIKKI
--------------------------------------------------------------------------------------------------------------------------------
SC07390C   TURN OFF DELAY REDUCTION CIRCUIT AND METHOD                                  PACE DAVID W
--------------------------------------------------------------------------------------------------------------------------------
SC07417C   H-BRIDGE FLYBACK RECIRCULATOR                                                PIGOTT, JOHN M
--------------------------------------------------------------------------------------------------------------------------------
SC07471P   METHOD FOR MAKING A SCHOTTKY DIODE THAT IS COMPATIBLE WITH HIGH              SUNDARAM LALGUDI M G
           PERFORMANCE TRANSISTOR STRUCTURES
--------------------------------------------------------------------------------------------------------------------------------
SC07479C   SHORT-CIRCUIT PROOF FIELD EFFECT TRANSISTOR                                  ROBB STEPHEN P
--------------------------------------------------------------------------------------------------------------------------------
SC07481P   FABRICATING DUAL GATE THIN FILM TRANSISTORS                                  ROBB FRANCINE Y
--------------------------------------------------------------------------------------------------------------------------------
SC07493P   EDGE TERMINATION STRUCTURE                                                   PHIPPS JOHN P
--------------------------------------------------------------------------------------------------------------------------------
SC07550C   CURRENT DRIVER CONTROL CIRCUIT FOR A POWER DEVICE                            DAVIES ROBERT BRUCE
--------------------------------------------------------------------------------------------------------------------------------
SC07554P   HIGH POWER SEMICONDUCTOR DEVICE WITH INTEGRAL ON-STATE VOLTAGE               CLARK LOWELL E
           DETECTION STRUCTURE
--------------------------------------------------------------------------------------------------------------------------------
SC07558C   SWITCHABLE ACTIVE BUS TERMINATION CIRCUIT                                    FELDBAUMER DAVID W
--------------------------------------------------------------------------------------------------------------------------------
SC07581C   SEMICONDUCTOR DEVICE HAVING A LARGE SENSE VOLTAGE                            DAVIES ROBERT BRUCE
--------------------------------------------------------------------------------------------------------------------------------
SC07598P   PN JUNCTION SURGE SUPPRESSOR STRUCTURE WITH MOAT                             SCHOENBERG MARK A
--------------------------------------------------------------------------------------------------------------------------------
SC07675C   LOAD CONTROL CIRCUIT INCLUDING AUTOMATIC AC/DC DISCERNMENT                   SU, STEPHEN
--------------------------------------------------------------------------------------------------------------------------------
SC07789C   MILLER LOOP COMPENSATION NETWORK WITH                                        MOORE, BRADLEY T
--------------------------------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------------------------------------------------------
           CAPACITANCE DRIVE
--------------------------------------------------------------------------------------------------------------------------------
SC07816C   OUTPUT DRIVER STAGE WITH TWO TIER CURRENT LIMIT PROTECTION                   TISINGER ERIC W
--------------------------------------------------------------------------------------------------------------------------------
SC07875T   INSULATED SEMICONDUCTOR PACKAGE                                              LETTERMAN JAMES P JR
--------------------------------------------------------------------------------------------------------------------------------
SC07918C   BIDIRECTIONAL TWO-TERMINAL THYRISTOR                                         CLARK LOWELL EUGENE
--------------------------------------------------------------------------------------------------------------------------------
SC07971P   HIGH VOLTAGE TRANSISTOR HAVING REDUCED ON-RESISTANCE                         OKADA, DAVID N.
--------------------------------------------------------------------------------------------------------------------------------
SC08006C   QUICK-START AND OVERVOLTAGE PROTECTION FOR A SWITCHING REGULATOR             BARROW, STEVEN M
           CIRCUIT
--------------------------------------------------------------------------------------------------------------------------------
SC08118C   FLIP FLOP CIRCUIT AND METHOD THEREFOR                                        KHOSRAVI KORY
--------------------------------------------------------------------------------------------------------------------------------
SC08182P   HIGH VOLTAGE SEMICONDUCTOR STRUCTURE AND METHOD                              TU SHANG-HUI LARRY
--------------------------------------------------------------------------------------------------------------------------------
SC08223P   METHOD FOR DOPING A SEMICONDUCTOR WAFER                                      CHOU HERNG-DER
           HAVING A DIFFUSION ENHANCEMENT REGION
--------------------------------------------------------------------------------------------------------------------------------
SC08227C   NEGATIVE SLEW RATE ENHANCEMENT CIRCUIT FOR AN OPERATIONAL AMPLIFIER          STOCKSTAD TROY L
--------------------------------------------------------------------------------------------------------------------------------
SC08231C   HIGH IMPEDANCE OUTPUT DRIVER STAGE AND METHOD THEREFOR                       PETTY, THOMAS DAVID
--------------------------------------------------------------------------------------------------------------------------------
SC08256C   OPERATIONAL AMPLIFIER WITH ALL NPN TRANSISTOR OUTPUT STAGE                   STOCKSTAD TROY L
--------------------------------------------------------------------------------------------------------------------------------
SC08300T   PLASTIC ENCAPSULATED MICROELECTRONIC DEVICE AND METHOD                       ANDERSON SAMUEL JAMES
--------------------------------------------------------------------------------------------------------------------------------
SC08346C   MULTI-LEAD PROTECTED POWER DEVICE HAVING CURRENT AND BOOT-STRAP              DAVIES, ROBERT BRUCE
           INPUTS
--------------------------------------------------------------------------------------------------------------------------------
SC08351C   THREE LEADED PROTECTED POWER DEVICE HAVING VOLTAGE INPUT                     MIETUS DAVID FRANCIS
--------------------------------------------------------------------------------------------------------------------------------
SC08358C   PULSED BATTERY CHARGER CIRCUIT                                               HALL, JEFFERSON W
--------------------------------------------------------------------------------------------------------------------------------
SC08361P   METHOD OF FORMING AN INSULATED GATE SEMICONDUCTOR DEVICE AND                 ANDERSON SAMUEL JAMES
           DEVICE FORMED
--------------------------------------------------------------------------------------------------------------------------------
SC08385C   CIRCUIT FOR CONTROLLING CURRENT FLOW BETWEEN TWO NODES                       PERKINS, GEOFFREY W
--------------------------------------------------------------------------------------------------------------------------------
SC08426C   NON-SATURATING BIPOLAR TRANSISTOR CIRCUIT                                    ESGAR DWIGHT D
--------------------------------------------------------------------------------------------------------------------------------
SC08428P   PROCESS FOR MAKING A POWER MOSFET DEVICE AND STRUCTURE                       TAM GORDON
--------------------------------------------------------------------------------------------------------------------------------
SC08466C   TWO STAGE DRIVE CIRCUIT FOR A FET                                            DIXON ROBERT
--------------------------------------------------------------------------------------------------------------------------------
SC08515T   CIRCUIT AND METHOD OF PREVIEWING ANALOG TRIMMING                             STOLFA DAVID L
--------------------------------------------------------------------------------------------------------------------------------
SC08531C   FULL DIFFERENTIAL DATA QUALIFICATION CIRCUIT FOR SENSING A LOGIC STATE       KAYLOR SCOTT ALAN
--------------------------------------------------------------------------------------------------------------------------------
SC08549P   TRANSISTOR WITH COMMON BASE REGION                                           ROBB STEPHEN PAUL
--------------------------------------------------------------------------------------------------------------------------------
SC08557P   METHOD AND DEVICE FOR SENSING SURFACE TEMPERATURE OF AN INSULATED GATE       DAVIES ROBERT BRUCE
           SEMICONDUCTOR DEVICE
--------------------------------------------------------------------------------------------------------------------------------
SC08573C   PULSE WIDTH MODULATOR HAVING A DUTY CYCLE PROPORTIONAL TO THE                BAUM JEFFREY
           AMPLITUDE OF AN INPUT SIGNAL FROM A DIFFERENTIAL TRANSDUCER
           AMPLIFIER
--------------------------------------------------------------------------------------------------------------------------------
SC08622C   OFF-LINE BOOTSTRAP STARTUP CIRCUIT                                           TISINGER ERIC W
--------------------------------------------------------------------------------------------------------------------------------
SC08624C   CIRCUIT AND METHOD FOR PROVIDING PHASE SYNCHRONIZATION OF ECL                HANKE C CHRISTOPHER
           AND TTL/CMOS SIGNALS
--------------------------------------------------------------------------------------------------------------------------------
SC08692C   BATTERY CHARGER STATUS MONITOR CIRCUIT AND                                   YEE RENWIN JOURN
--------------------------------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------------------------------------------------------
           METHOD THEREFOR
--------------------------------------------------------------------------------------------------------------------------------
SC08696C   VOLTAGE REGULATOR AND METHOD THEREFOR                                        STOCKSTAD, TROY L.
--------------------------------------------------------------------------------------------------------------------------------
SC08708T   ELECTRONIC SURFACE MOUNT DEVICE AND METHOD FOR MAKING                        MAYS LONNE LEE
--------------------------------------------------------------------------------------------------------------------------------
SC08715C   CIRCUIT AND METHOD FOR TRANSLATING AN ECL SIGNAL TO A TTL SIGNAL             PHAM PHUC C
--------------------------------------------------------------------------------------------------------------------------------
SC08730P   SEMICONDUCTOR STRUCTURE WITH FIELD-LIMITING RINGS AND METHOD                 GROENIG PAUL JON
           FOR MAKING
--------------------------------------------------------------------------------------------------------------------------------
SC08737S   FLYBACK POWER SUPPLY HAVING A VCO CONTROLLED SWITCHING RATE                  BROWN MARTIN JAY
--------------------------------------------------------------------------------------------------------------------------------
SC08739C   POWER TRANSISTOR RAPID TURN OFF CIRCUIT FOR SAVING POWER                     ROBB STEPHEN PAUL
--------------------------------------------------------------------------------------------------------------------------------
SC08746P   VERTICAL IGFET CONFIGURATION HAVING LOW ON-RESISTANCE AND METHOD             KNOCH, LYNNITA K
--------------------------------------------------------------------------------------------------------------------------------
SC08757P   HIGH VOLTAGE PLANAR EDGE TERMINATION STRUCTURE AND METHOD OF                 ROBB STEPHEN PAUL
           MAKING SAME
--------------------------------------------------------------------------------------------------------------------------------
SC08759C   CIRCUIT AND METHOD FOR ADJUSTING A PULSE WIDTH OF A SIGNAL                   SUNDSTROM RAY D
--------------------------------------------------------------------------------------------------------------------------------
SC08763C   SERIAL DATA CLOCK RECOVERY CIRCUIT USING DUAL OSCILLATOR CIRCUIT             FORD, DAVID K
--------------------------------------------------------------------------------------------------------------------------------
SC08825C   CIRCUIT AND METHOD OF INDICATING DATA HOLD-TIME                              FORD, DAVID K
--------------------------------------------------------------------------------------------------------------------------------
SC08830C   CIRCUIT AND METHOD OF TIMING DATA TRANSFERS                                  FORD, DAVID K
--------------------------------------------------------------------------------------------------------------------------------
SC08832P   METHOD OF MAKING SURGE SUPPRESSOR SWITCHING DEVICE                           SAUCEDO FLORES, EMMANUEL
--------------------------------------------------------------------------------------------------------------------------------
SC08862C   CIRCUIT LIMIT SENSE CIRCUIT AND METHOD FOR CONTROLLING A TRANSISTOR          BENNETT, PAUL THOMAS
--------------------------------------------------------------------------------------------------------------------------------
SC08882C   COMPARATOR CIRCUIT                                                           MAHABADI JOHN KOUROS
--------------------------------------------------------------------------------------------------------------------------------
SC08961C   LOW POWER FLIP-FLOP CIRCUIT AND METHOD THEREFOR                              REYES ALBERTO
--------------------------------------------------------------------------------------------------------------------------------
SC08987P   ELECTROSTATIC DISCHARGE PROTECTION DEVICE AND METHOD OF FORMING              HEIM BARRY B
--------------------------------------------------------------------------------------------------------------------------------
SC08994C   INPUT STAGE FOR CMOS OPERATIONAL AMPLIFIER AND METHOD THEREOF                ANDERSON DAVID J
--------------------------------------------------------------------------------------------------------------------------------
SC08996C   POWER FACTOR CONTROL CIRCUIT HAVING A BOOST CURRENT FOR INCREASING           HALL, JEFFERSON W
           A SPEED OF A VOLTAGE CONTROL LOOP AND METHOD THEREOF
--------------------------------------------------------------------------------------------------------------------------------
SC08997C   CIRCUIT AND METHOD OF MONITORING BATTERY CELLS                               YEE RENWIN JOURN
--------------------------------------------------------------------------------------------------------------------------------
SC09006C   AMPLIFIER CIRCUIT WITH CHARGE PUMP SUPPLYING A DIFFERENTIAL                  PETTY, THOMAS DAVID
           TRANSISTOR PAIR
--------------------------------------------------------------------------------------------------------------------------------
SC09030P   VERTICAL MOSFET DEVICE HAVING FRONTSIDE AND BACKSIDE CONTACTS                VASQUEZ, BARBARA
--------------------------------------------------------------------------------------------------------------------------------
SC09063T   SEMICONDUCTOR DEVICE WITH FLAME SPRAYED HEAT SPREADING LAYER                 RALEIGH CARL J
           AND METHOD
--------------------------------------------------------------------------------------------------------------------------------
SC09078C   CIRCUIT AND METHOD FOR BATTERY CHARGE CONTROL                                STOCKSTAD TROY L
--------------------------------------------------------------------------------------------------------------------------------
************************************************************************************************************
--------------------------------------------------------------------------------------------------------------------------------
SC09101P   METHOD OF FORMING AN ALLOYED DRAIN FIELD EFFECT TRANSISTOR AND               ROBB FRANCINE Y
           DEVICE FORMED
--------------------------------------------------------------------------------------------------------------------------------
SC09117C   AMPLIFIER HAVING AN OUTPUT STAGE WITH BIAS CURRENT CANCELLATION              PETTY, THOMAS DAVID
--------------------------------------------------------------------------------------------------------------------------------
SC09129P   LATCH RESISTANT INSULATED GATE SEMICONDUCTOR                                 FRAGALE, WILLIAM LEE
--------------------------------------------------------------------------------------------------------------------------------


* Confidential Information omitted and filed separately with the Securities and Exchange Commission.



--------------------------------------------------------------------------------------------------------------------------------
           DEVICE
--------------------------------------------------------------------------------------------------------------------------------
SC09146T   SEMICONDUCTOR LEADFRAME STRUCTURE COMPATIBLE WITH DIFFERING BOND WIRE        BAILEY, KEITH WOODVEL
           MATERIALS
--------------------------------------------------------------------------------------------------------------------------------
SC09171P   SEMICONDUCTOR DEVICE HAVING HIGH VOLTAGE PROTECTION CAPABILITY               SHEN ZHENG
--------------------------------------------------------------------------------------------------------------------------------
SC09313C   PEAK VOLTAGE AND PEAK SLOPE DETECTOR FOR A BATTERY CHARGER CIRCUIT           SOMERVILLE, THOMAS A
--------------------------------------------------------------------------------------------------------------------------------
SC09331P   EDGE TERMINATION STRUCTURE                                                   HADIZAD PEYMAN
--------------------------------------------------------------------------------------------------------------------------------
SC09338C   OUTPUT CIRCUIT AND METHOD FOR SUPPRESSING SWITCHING NOISE THEREIN            HU, TZU-HUI (PAUL)
--------------------------------------------------------------------------------------------------------------------------------
SC09366C   PROTECTION ELEMENT AND METHOD FOR PROTECTING A CIRCUIT                       MITTER, C S
--------------------------------------------------------------------------------------------------------------------------------
SC09369C   REFERENCE VOLTAGE CIRCUIT HAVING A SUBSTANTIALLY ZERO                        MIETUS, DAVID FRANCIS
           TEMPERATURE COEFFICIENT
--------------------------------------------------------------------------------------------------------------------------------
SC09373T   LOW COST FULLY ISOLATED SEMICONDUCTOR DEVICE                                 LETTERMAN JR, JAMES P
--------------------------------------------------------------------------------------------------------------------------------
SC09418C   OVERCURRENT DETECTION CIRCUIT FOR A POWER MOSFET AND METHOD THEREFOR         PETTY, THOMAS D
--------------------------------------------------------------------------------------------------------------------------------
****************************************************************************************************************
--------------------------------------------------------------------------------------------------------------------------------
SC09469P   HIGH VOLTAGE CURRENT LIMITER AND METHOD FOR MAKING                           HEMINGER, DAVID M
--------------------------------------------------------------------------------------------------------------------------------
SC09499C   METHOD FOR BALANCING POWER SOURCES AND STRUCTURE THEREFOR                    STOCKSTAD, TROY L
--------------------------------------------------------------------------------------------------------------------------------
SC09500P   METHOD OF ETCHING A SEMICONDUCTOR SUBSTRATE                                  CRIPE, JERRY D
--------------------------------------------------------------------------------------------------------------------------------
SC09541T   SEMICONDUCTOR DIODE DEVICE AND METHOD OF MANUFACTURE                         MAYS, LONNE LEE
--------------------------------------------------------------------------------------------------------------------------------
SC09546C   HIGH-SIDE CURRENT SENSE AMPLIFIER                                            SOMERVILLE, THOMAS A
--------------------------------------------------------------------------------------------------------------------------------
SC09557C   ZERO CROSSING TRIAC AND METHOD                                               HEMINGER, DAVID M
--------------------------------------------------------------------------------------------------------------------------------
SC09565P   METHOD OF MANUFACTURING A SEMICONDUCTOR  DEVICE AND TERMINATION              TSOI, HAK YAM
           STRUCTURE
--------------------------------------------------------------------------------------------------------------------------------
SC09586T   ELECTRONIC PACKAGE AND METHOD                                                ELLIOTT, ALEX J
--------------------------------------------------------------------------------------------------------------------------------
SC09589P   METHOD OF PASSIVATING A SEMICONDUCTOR SUBSTRATE                              LE, HIEP M
--------------------------------------------------------------------------------------------------------------------------------
SC09607P   METHOD OF ETCHING ADJACENT LAYERS                                            MORAN, JOHN D
--------------------------------------------------------------------------------------------------------------------------------
SC09623C   LOW VOLTAGE OPERATIONAL AMPLIFIER BIAS CIRCUIT AND METHOD                    GRIFFITH, RICHARD
--------------------------------------------------------------------------------------------------------------------------------
SC09624C   LOW VOLTAGE OPERATIONAL AMPLIFIER INPUT STAGE AND METHOD                     DOTSON, ROBERT N
--------------------------------------------------------------------------------------------------------------------------------
SC09646T   METHOD OF MANUFACTURING SEMICONDUCTOR COMPONENTS                             LETTERMAN, JR. JAMES P
--------------------------------------------------------------------------------------------------------------------------------
SC09647C   VOLTAGE AND CURRENT REFERENCE CIRCUIT WITH A LOW TEMPERATURE                 HALL, JEFFERSON W
           COEFFICIENT
--------------------------------------------------------------------------------------------------------------------------------
SC09669P   INDUCTIVE DRIVER CIRCUIT AND METHOD THEREFOR                                 HEMINGER, DAVID M
--------------------------------------------------------------------------------------------------------------------------------
SC09707C   INTEGRATED CIRCUIT AND METHOD FOR GENERATING A TRANSIMPEDANCE                MAIN, WILLIAM ERIC
           FUNCTION
--------------------------------------------------------------------------------------------------------------------------------
SC09720C   LOW VOLTAGE OPERATIONAL AMPLIFIER AND METHOD                                 DOTSON, ROBERT N
--------------------------------------------------------------------------------------------------------------------------------
SC09723T   SEMICONDUCTOR ENCAPSULATION METHOD                                           MUKERJI, PROSANTO K
--------------------------------------------------------------------------------------------------------------------------------
SC09745P   SEMICONDUCTOR DEVICE AND METHOD OF MANUFACTURE                               ROBB, FRANCINE Y
--------------------------------------------------------------------------------------------------------------------------------
SC09758C   METHOD AND CIRCUIT FOR CURRENT REGULATION                                    DUREC, JEFFREY C.
--------------------------------------------------------------------------------------------------------------------------------


* Confidential Information omitted and filed separately with the Securities and Exchange Commission.



--------------------------------------------------------------------------------------------------------------------------------
*************************************************************************************************************
--------------------------------------------------------------------------------------------------------------------------------
SC09864C   METHOD FOR SYNCHRONIZING SIGNALS AND STRUCTURES THEREFOR                     FORD, DAVID K
--------------------------------------------------------------------------------------------------------------------------------
SC09889C   METHOD AND CIRCUIT FOR REDUCING OFFSET VOLTAGES FOR A DIFFERENTIAL           PETTY, THOMAS DAVID
           INPUT STAGE
--------------------------------------------------------------------------------------------------------------------------------
************************************************************************************************************
--------------------------------------------------------------------------------------------------------------------------------
SC09953C   ADAPTIVE ENCODER CIRCUIT FOR MULTIPLE DATA CHANNELS AND METHOD               SCHWARTZ, DANIEL B
           OF ENCODING
--------------------------------------------------------------------------------------------------------------------------------
***********************************************************************************************************
--------------------------------------------------------------------------------------------------------------------------------
***************************************************************************************************
--------------------------------------------------------------------------------------------------------------------------------
*********************************************************************************************************
***********************
--------------------------------------------------------------------------------------------------------------------------------
SC10001C   MONOLITHIC CLAMPING CIRCUIT AND METHOD OF PREVENTING TRANSISTOR              SHEN, ZHENG
           AVALANCHE BREAKDOWN
--------------------------------------------------------------------------------------------------------------------------------
******************************************************************************************************
--------------------------------------------------------------------------------------------------------------------------------
SC10064C   BATTERY PROTECTION SYSTEM AND PROCESS FOR CHARGING A BATTERY                 ALBERKRACK, JADE HENRY
--------------------------------------------------------------------------------------------------------------------------------
SC10084P   CLAMP DISPOSED AT EDGE OF A DIELECTRIC STRUCTURE IN A SEMICONDUCTOR          HADIZAD, PEYMAN
           DEVICE AND METHOD OF FORMING SAME
--------------------------------------------------------------------------------------------------------------------------------
SC10091C   METHOD AND CIRCUIT FOR CURRENT LIMITING OF DC-DC REGULATORS                  LAI, NELSON
--------------------------------------------------------------------------------------------------------------------------------
SC10098C   POWER CONVERSION INTEGRATED CIRCUIT AND METHOD FOR PROGRAMMING               HALL, JEFFERSON W
--------------------------------------------------------------------------------------------------------------------------------
SC10110C   BANDGAP REFERENCE CIRCUIT AND METHOD                                         SOMERVILLE, THOMAS A
--------------------------------------------------------------------------------------------------------------------------------
******************************************************************************************************
--------------------------------------------------------------------------------------------------------------------------------
***************************************************************************************************************
--------------------------------------------------------------------------------------------------------------------------------
SC10238C   OVERVOLTAGE PROTECTION DEVICE AND METHOD                                     IDA, RICHARD T.
--------------------------------------------------------------------------------------------------------------------------------
SC10356T   METHOD FOR PACKAGING A SEMICONDUCTOR DEVICE                                  DARBHA, SURY NARAYANA
--------------------------------------------------------------------------------------------------------------------------------
********************************************************************************************************
--------------------------------------------------------------------------------------------------------------------------------
SC10368P   POWER SEMICONDUCTOR DEVICE AND METHOD                                        ROBB, STEPHEN PAUL
--------------------------------------------------------------------------------------------------------------------------------
SC10405P   POWER SWITCHING TRENCH MOSFET HAVING ALIGNED SOURCE REGIONS AND              MATTHEW, LEO
           METHOD OF MAKING
--------------------------------------------------------------------------------------------------------------------------------
************************************************************************************************************
--------------------------------------------------------------------------------------------------------------------------------
***************************************************************************************************************
--------------------------------------------------------------------------------------------------------------------------------
*********************************************************************************************************
****************************************************************************************************
--------------------------------------------------------------------------------------------------------------------------------
********************************************************************************************************
--------------------------------------------------------------------------------------------------------------------------------
**************************************************************************************************************
--------------------------------------------------------------------------------------------------------------------------------
***************************************************************************************************
--------------------------------------------------------------------------------------------------------------------------------
*********************************************************************************************************
--------------------------------------------------------------------------------------------------------------------------------
***************************************************************************************************
--------------------------------------------------------------------------------------------------------------------------------


* Confidential Information omitted and filed separately with the Securities and Exchange Commission.



--------------------------------------------------------------------------------------------------------------------------------
           THEREFOR
--------------------------------------------------------------------------------------------------------------------------------
***************************************************************************************************
*******************
--------------------------------------------------------------------------------------------------------------------------------
************************************************************************************************************
--------------------------------------------------------------------------------------------------------------------------------
************************************************************************************************************
--------------------------------------------------------------------------------------------------------------------------------
SC75745B   INTEGRATED VOLTAGE SUPPLY                                                    ALASPA, ALAN A.
--------------------------------------------------------------------------------------------------------------------------------
SC78192    MONOLITHIC SEMICONDUCTOR TRIGGER                                             ALONAS, PAUL GEORGE
--------------------------------------------------------------------------------------------------------------------------------
SC78192A   METHOD FOR MAKING A LIGHT-ACTIVATED LINE-OPERABLE
           ZERO-CROSSING SWITCH INCLUDING TWO LATERAL
           TRANSISTORS
--------------------------------------------------------------------------------------------------------------------------------
SC79769    START-UP CIRCUIT                                                             ALBERKRACK, JADE HENRY
--------------------------------------------------------------------------------------------------------------------------------
SC79770    SWITCHING POWER SUPPLY                                                       ALBERKRACK, JADE HENRY
--------------------------------------------------------------------------------------------------------------------------------
SC80071    LINEAR FULL WAVE RECTIFIER CIRCUIT                                           LUNN GERALD KEITH
--------------------------------------------------------------------------------------------------------------------------------
SC80919    VOLTAGE BOOSTER CIRCUIT                                                      CATER ERNEST A
--------------------------------------------------------------------------------------------------------------------------------
SC80946    CURRENT LIMITING CIRCUIT                                                     BROWN, LELAND THOMAS
--------------------------------------------------------------------------------------------------------------------------------
SC81117    DRIVER CIRCUIT FOR USE WITH INDUCTIVE LOADS OR THE LIKE                      LOCASCIO JAMES J
--------------------------------------------------------------------------------------------------------------------------------
SC81120    BUTTON RECTIFIER PACKAGE FOR NON-PLANAR DIE                                  ADDIE DAVID LESLIE
--------------------------------------------------------------------------------------------------------------------------------
SC81169    CURRENT OUTPUT OSCILLATOR                                                    BYNUM BYRON G
--------------------------------------------------------------------------------------------------------------------------------
SC81187T   HIGH CURRENT PACKAGE WITH MULTI-LEVEL LEADS                                  DUBOIS JERRY MARK
--------------------------------------------------------------------------------------------------------------------------------
SC1050T                                                                                 LETTERMAN
--------------------------------------------------------------------------------------------------------------------------------
SC10509T                                                                                LETTERMAN
--------------------------------------------------------------------------------------------------------------------------------
SC10601P                                                                                ROBB
--------------------------------------------------------------------------------------------------------------------------------
SC10642P                                                                                MATHEW
--------------------------------------------------------------------------------------------------------------------------------
SC10673P                                                                                SHUMATE
--------------------------------------------------------------------------------------------------------------------------------
Sc10695C                                                                                JEFFERY
--------------------------------------------------------------------------------------------------------------------------------
SC10700C                                                                                BALL
--------------------------------------------------------------------------------------------------------------------------------
SC10716T                                                                                MUKERJI
--------------------------------------------------------------------------------------------------------------------------------
SC10717T                                                                                NORTON
--------------------------------------------------------------------------------------------------------------------------------
SC10718T                                                                                NORTON
--------------------------------------------------------------------------------------------------------------------------------
SC10719P                                                                                SALIH
--------------------------------------------------------------------------------------------------------------------------------
SC10729C                                                                                HALL
--------------------------------------------------------------------------------------------------------------------------------
SC10730C                                                                                HALL
--------------------------------------------------------------------------------------------------------------------------------
SC10740T                                                                                POPE
--------------------------------------------------------------------------------------------------------------------------------
SC10762C                                                                                HALL
--------------------------------------------------------------------------------------------------------------------------------
SC10762T                                                                                NOLAN
--------------------------------------------------------------------------------------------------------------------------------
SC10763P                                                                                PEARSE
--------------------------------------------------------------------------------------------------------------------------------
SC10768C                                                                                VYNE
--------------------------------------------------------------------------------------------------------------------------------
SC10769C                                                                                PETTY
--------------------------------------------------------------------------------------------------------------------------------
SC10770T                                                                                NOLAN
--------------------------------------------------------------------------------------------------------------------------------
SC10774T                                                                                NOLAN
--------------------------------------------------------------------------------------------------------------------------------
SC10783C                                                                                HALL
--------------------------------------------------------------------------------------------------------------------------------
SC10789T                                                                                INMON
--------------------------------------------------------------------------------------------------------------------------------
SC10790P                                                                                ROBB
--------------------------------------------------------------------------------------------------------------------------------
SC10808C                                                                                THOMSON
--------------------------------------------------------------------------------------------------------------------------------
SC10810P                                                                                VENKATRAMAN
--------------------------------------------------------------------------------------------------------------------------------
SC10821P                                                                                HOSSAIN
--------------------------------------------------------------------------------------------------------------------------------
SC10822P                                                                                SUNDARAM
--------------------------------------------------------------------------------------------------------------------------------


* Confidential Information omitted and filed separately with the Securities and Exchange Commission.



--------------------------------------------------------------------------------------------------------------------------------
SC10823P                                                                                SUNDARAM
--------------------------------------------------------------------------------------------------------------------------------
SC10824P                                                                                CHANG
--------------------------------------------------------------------------------------------------------------------------------
SC10826P                                                                                VENKATRAMAN
--------------------------------------------------------------------------------------------------------------------------------
SC10827P                                                                                VENKATRAMAN
--------------------------------------------------------------------------------------------------------------------------------
SC10828P                                                                                SALIH
--------------------------------------------------------------------------------------------------------------------------------
SC10829P                                                                                SALIH
--------------------------------------------------------------------------------------------------------------------------------
SC10830P                                                                                VENKATRAMAN
--------------------------------------------------------------------------------------------------------------------------------
SC10839P                                                                                HAKKAL
--------------------------------------------------------------------------------------------------------------------------------




  Confidential Information in this Exhibit 10.4 has been omitted and filed separately with the Securities and Exchange Commission.

                                                               Schedule V to the
                                                              Security Agreement
                                   TRADEMARKS

TRADEMARK                            COUNTRIES          STATUS
ALExIS                               USA                Common Law
Bullet-Proof                         USA                Common Law
                                     JAPAN              Registered
CHIPSCRETES                          USA                Common Law
Designer's                           USA                Common Law
DUOWATT                              USA                Common Law
E-FET                                USA                Common Law
EASY SWITCHER                        USA                Common Law
ECL300                               USA                Common Law
ECLinPS                              USA                Common Law
ECLinPS/ELITE                        USA                Common Law
EpiBase                              USA                Common Law
                                     JAPAN              Registered
Epicap                               USA                Common Law
ESD...SURGE PROTECTION               USA                Common Law
EZFET                                USA                Common Law
FULLPAK                              USA                Common Law
GEMFET                               USA                Common Law
                                     JAPAN              Registered
HDTMOS                               USA                Registered
                                     JAPAN              Registered
HVTMOS                               JAPAN              Registered
ICePAK                               USA                Common Law
                                     JAPAN              Registered
L2TMOS                               USA                Common Law
MCCS                                 USA                Common Law

TRADEMARK                            COUNTRIES          STATUS
MDTL                                 USA                Common Law
MECL                                 USA                Common Law
MEGAHERTZ                            USA                Common Law
MHTL                                 USA                Common Law
MiniMOS                              USA                Common Law
MiniMOSORB                           USA                Common Law
Mosorb                               USA                Common Law
MRTL                                 USA                Common Law
MTTL                                 USA                Common Law
Multi-Pak                            USA                Common Law
PowerBase                            USA                Common Law
PowerLux                             USA                Abandoned 1998
POWERTAP                             USA                Common Law
Quake                                USA                Common Law
Rail-To-Rail                         USA                Abandoned
SCANSWITCH                           USA                Common Law
                                     JAPAN              Registered
SENSEFET                             USA                Common Law
                                     JAPAN              Registered
SLEEPMODE                            USA                Common Law
SMALLBLOCK                           USA                Common Law
                                     JAPAN              Registered
SMARTDISCRETES                       USA                Common Law
SMARTswitch                          USA                Common Law
SUPERBRIDGES                         USA                Common Law
SuperLock                            USA                Common Law
Surmetic                             USA                Common Law
                                     FRANCE             Registered
                                     JAPAN              Registered
SWITCHMODE                           USA                Common Law

TRADEMARK                            COUNTRIES          STATUS
                                     JAPAN              Registered
Thermopad                            USA                Common Law
Thermowatt                           USA                Common Law
TMOS                                 USA                Registered
                                     BENELUX            Registered
                                     FINLAND            Registered
                                     FRANCE             Registered
                                     GREAT BRITAIN      Registered
                                     GERMANY            Registered
                                     ITALY              Registered
                                     JAPAN              Registered
                                     NORWAY             Registered
TMOS & Design Device                 USA                Registered
                                     ITALY              Registered
TMOS Stylized                        BENELUX            Registered
                                     FINLAND            Registered
                                     FRANCE             Registered
                                     GREAT BRITAIN      Registered
                                     GERMANY            Registered
                                     NORWAY             Registered
Unibloc                              USA                Common Law
UNIT/PAK                             USA                Common Law
Uniwatt                              USA                Common Law
                                     JAPAN              Registered
WaveFET                              USA                Common Law
                                     JAPAN              Registered
Z-Switch                             USA                Common Law
ZIP R TRIM                           USA                Common Law

                                                                  Annex 2 to the
                                                              Security Agreement

                                    [Form of]

                             PERFECTION CERTIFICATE


      Reference is made to (a) the Credit Agreement, dated as of August 4, 1999 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among SCG HOLDING CORPORATION ("Holdings"), SEMICONDUCTOR COMPONENTS INDUSTRIES, LLC (the "Borrower"), the lenders from time to time party thereto (the "Lenders"), THE CHASE MANHATTAN BANK, as administrative agent (in such capacity, the "Administrative Agent") and as collateral agent (in such capacity, the "Collateral Agent"), and CREDIT LYONNAIS NEW YORK BRANCH, DLJ CAPITAL FUNDING, INC. and LEHMAN COMMERCIAL PAPER INC., as co-documentation agents (in such capacity, the "Documentation Agents" and, together with the Administrative Agent and the Collateral Agent, the "Agents") and (b) the Security Agreement, dated as of August 4, 1999 (as amended, supplemented or otherwise modified from time to time, the "Security Agreement") among the Grantors and the Collateral Agent. Capitalized terms used herein but not defined herein having the respective meanings set forth in the Credit Agreement and the Security Agreement.

      The undersigned, a Financial Officer of Holdings, hereby certify to the Agents and each other Secured Party as follows:

      1. Names. (a) The exact corporate name of each Grantor, as such name appears in its respective certificate of incorporation, is as follows:


      (b) Set forth below is each other corporate name each Grantor has had in the past five years, together with the date of the relevant change:


      (c) Except as set forth in Schedule 1 hereto, no Grantor has changed its identity or corporate structure in any way within the past five years. Changes in identity or corporate structure would include mergers, consolidations and acquisitions, as well as any change in the form, nature or jurisdiction of corporate organization. If any such change has occurred, include in Schedule 1 the information required by Sections 1 and 2 of this certificate as to each acquiree or constituent party to a merger or consolidation.


      (d) The following is a list of all other names (including trade names or similar appellations) used by each Grantor or any of its divisions or other business units in connection with the conduct of its business or the ownership of its properties at any time during the past five years:


      (e) Set forth below is the Federal Taxpayer Identification Number of each
Grantor:

      2. Current Locations. (a) The chief executive office of each Grantor is located at the address set forth opposite its name below:

     Grantor        Mailing Address       County             State
     -------        ---------------       ------             -----

      (b) Set forth below opposite the name of each Grantor are all locations where such Grantor maintains any books or records relating to any Accounts Receivable (with each location at which chattel paper, if any, is kept being indicated by an "*"):

     Grantor        Mailing Address       County             State
     -------        ---------------       ------             -----

      (c) Set forth below opposite the name of each Grantor are all the places of business of such Grantor not identified in paragraph (a) or (b) above:

     Grantor        Mailing Address       County             State
     -------        ---------------       ------             -----

      (d) Set forth below opposite the name of each Grantor are all the locations where such Grantor maintains any Collateral not identified above:

     Grantor        Mailing Address       County             State
     -------        ---------------       ------             -----

      (e) Set forth below opposite the name of each Grantor are the names and addresses of all Persons other than such Grantor that have possession of any of the Collateral of such Grantor:

     Grantor        Mailing Address       County             State
     -------        ---------------       ------             -----

      3. Unusual Transactions. All Accounts Receivable have been originated by the Grantors and all Inventory has been acquired by the Grantors in the ordinary course of business.

      4. UCC Filings. Duly signed financing statements on Form UCC-1 in substantially the form of Schedule 4 hereto have been prepared for filing in the Uniform Commercial Code filing office in each jurisdiction where a Grantor has Collateral as identified in Section 2 hereof.

      5. Schedule of Filings. Attached hereto as Schedule 5 is a schedule setting forth, with respect to the filings described in Section 4 above, each filing and the filing office in which such filing is to be made.

      6. Filing Fees. All filing fees and taxes payable in connection with the filings described in Section 4 above have been paid or provided for.

      7. Stock Ownership. Attached hereto as Schedule 7 is a true and correct list of all the duly authorized, issued and outstanding Equity Interests of each Subsidiary (including the Borrower) and the record and beneficial owners of such Equity Interests. Also set forth on Schedule 7 is each Equity Interest of Holdings and each Subsidiary (including the Borrower) that represents 50% or less of the equity of the entity in which such investment was made.

      8. Notes. Attached hereto as Schedule 8 is a true and correct list of all notes held by Holdings and each Subsidiary (including the Borrower) and all intercompany notes between Holdings and each Subsidiary (including the Borrower) and between each Subsidiary (including the Borrower) and each other such Subsidiary (including the Borrower).

      9. Advances. Attached hereto as Schedule 9 is (a) a true and correct list of all advances made by Holdings to any Subsidiary (including the Borrower) or made by any Subsidiary (including the Borrower) to Holdings or to any other Subsidiary (including the Borrower), which advances will be on and after the date hereof evidenced by one or more intercompany notes pledged to the Collateral Agent under the Pledge Agreement and (b) a true and correct list of all unpaid intercompany transfers of goods sold and delivered by or to Holdings or any Subsidiary (including the Borrower).

      10. Mortgage Filings. Attached hereto as Schedule 10 is a schedule setting forth, with respect to each Mortgaged Property, (i) the exact corporate name of the entity that owns such property as such name appears in its certificate of formation, (ii) if different from the name identified pursuant to clause (i), the exact name of the current record owner of such property reflected in the records of the filing office for such property identified pursuant to the following clause and (iii) the filing office in which a Mortgage with respect to such property must be filed or recorded in order for the Collateral Agent to obtain a perfected security interest therein.

      IN WITNESS WHEREOF, the undersigned have duly executed this certificate on this | | th day of | |.

                                        SCG HOLDING CORPORATION,


                                        By
                                          --------------------------------------
                                          Name:
                                          Title: [Financial Officer]

                                                                  Annex 3 to the
                                                              Security Agreement

                  SUPPLEMENT NO. [ ] dated as of [ ], to the Security Agreement dated as of August 4, 1999, among SEMICONDUCTOR COMPONENTS INDUSTRIES, LLC, a Delaware limited liability company (the "Borrower"), SCG HOLDING CORPORATION, a Delaware corporation ("Holdings"), each subsidiary of Holdings listed on Schedule I thereto (each such subsidiary individually a "Subsidiary" or a "Guarantor" and, collectively, the "Subsidiaries" or, with Holdings, the "Guarantors"; the Guarantors and the Borrower are referred to collectively herein as the "Grantors") and THE CHASE MANHATTAN BANK, a New York banking corporation ("Chase"), as collateral agent (in such capacity, the "Collateral Agent") for the Secured Parties (as defined therein).


      A. Reference is made to (a) the Credit Agreement dated as of August 4, 1999 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Borrower, Holdings, the lenders from time to time party thereto (the "Lenders"), Chase, as administrative agent for the Lenders (in such capacity, the "Administrative Agent"), and Credit Lyonnais New York Branch, DLJ Capital Funding, Inc. and Lehman Commercial Paper Inc., as co-documentation agents, and (b) the Guarantee Agreement dated as of August 4, 1999 (as amended, supplemented or otherwise modified from time to time, the "Guarantee Agreement"), among the Guarantors and the Collateral Agent.

      B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Security Agreement and the Credit Agreement.

      C. The Grantors have entered into the Security Agreement in order to induce the Lenders to make Loans and the Issuing Bank to issue Letters of Credit. Pursuant to Section 5.12 of the Credit Agreement, each Subsidiary Loan Party that was not in existence or not a Subsidiary Loan Party on the date of the Credit Agreement is required to enter in to this Agreement as a Grantor upon becoming a Subsidiary Loan Party. Section 7.15 of the Security Agreement provides that such Subsidiaries may become Grantors under the Security Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiary (the "New Grantor") is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Grantor under the Security Agreement in order to induce the Lenders to make additional Loans and the Issuing Bank to issue additional Letters of Credit and as consideration for Loans previously made and Letters of Credit previously issued.

      Accordingly, the Collateral Agent and the New Grantor agree as follows:

      SECTION 1. In accordance with Section 7.15 of the Security Agreement, the New Grantor by its signature below becomes a Grantor under the Security Agreement with the same force and effect as if originally named therein as a Grantor and the New Grantor hereby (a) agrees to all the terms and provisions of the Security Agreement applicable to it as a Grantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Grantor thereunder are true and correct on and as of the date hereof except to the extent a representation and warranty expressly relates solely to a specific date in which case such representation and warranty shall be true and correct on such date. In furtherance of the foregoing, the New Grantor, as security for the payment and performance in full of the Obligations (as defined in the Security Agreement), does hereby create and grant to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, their successors and assigns, a security interest in and lien on all of the New Grantor's right, title and interest in and to the Collateral of the New Grantor. Each reference to a "Grantor" in the Security Agreement shall be deemed to include the New Grantor. The Security Agreement is hereby incorporated herein by reference.

      SECTION 2. The New Grantor represents and warrants to the Collateral Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

      SECTION 3. This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Collateral Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of the New Grantor and the Collateral Agent. Delivery of an executed signature page to this Supplement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Supplement.

      SECTION 4. The New Grantor hereby represents and warrants that (a) set forth on Schedule I attached hereto is a true and correct schedule of the location of any and all Collateral of the New Grantor and (b) set forth under its signature hereto, is the true and correct location of the chief executive office of the New Grantor.

      SECTION 5. Except as expressly supplemented hereby, the Security Agreement shall remain in full force and effect.

      SECTION 6. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

      SECTION 7. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Security Agreement shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

      SECTION 8. All communications and notices hereunder shall be in writing and given as provided in Section 7.01 of the Security Agreement. All communications and notices hereunder to the


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

New Grantor shall be given to it at the address set forth under its signature below, with a copy to the Borrower.

      SECTION 9. The New Grantor agrees to reimburse the Collateral Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, other charges and disbursements of counsel for the Collateral Agent.

      IN WITNESS WHEREOF, the New Grantor and the Collateral Agent have duly executed this Supplement to the Security Agreement as of the day and year first above written.

                                  [NAME OF NEW GRANTOR],

                                  By
                                    --------------------------------------------
                                    Name:
                                    Title:
                                    Address:


                                  THE CHASE MANHATTAN BANK, as Collateral Agent,

                                  By
                                    --------------------------------------------
                                    Name:
                                    Title:


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